DATED 6 JULY 2000

                         (1) SAFETY-KLEEN EUROPE LIMITED

                                     - and -

                               (2) SK EUROPE, INC.

                                     - and -

                             (3) SAFETY-KLEEN CORP.

                                      and -

                           (4) THE ELECTRA SUBSCRIBERS

                                      and -

                          (5) ELECTRA EUROPEAN FUND LP

                     --------------------------------------

                                    AGREEMENT

                     for the sale and purchase of shares and
                      loan stock held by SK Europe, Inc. in
                           Safety-Kleen Europe Limited
                     --------------------------------------









                              ASHURST MORRIS CRISP

                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 020-7638 11 11
                               Fax: 020-7972 7990

                             BJH/E450.00023/709397.1

THIS AGREEMENT is made on the 6th  day of July 2000
BETWEEN:-

(1) SAFETY-KLEEN EUROPE LIMITED whose registered office is at 390 London Road, Isleworth, Middlesex TW7 5AN (the "COMPANY");

(2)      SK EUROPE,  INC.  whose  registered  office is at 1301 Gervais  Street,
         Columbia,  South  Carolina,   29201,  United  States  of  America  ("SK
         EUROPE");

(3) SAFETY-KLEEN CORP. whose registered office is 1301 Gervais Street, Columbia, South Carolina 29201, United States of America ("SK CORP.");

(4)      THE  ELECTRA  SUBSCRIBERS  whose  names  and  addresses  are set out in schedule 3 ("ELECTRA SUBSCRIBERS"); and

(5) ELECTRA EUROPEAN FUND LP whose registered office is at PO Box 431, 13 - 15 Victoria Road, St Peter Port, Guernsey, Channel Islands GYI 3ZD ("EEF").

WHEREAS

(A) On 9 June 2000, SK Corp. and certain of its direct and indirect subsidiaries, including SK Europe, each filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") initiating cases (the "Cases") under chapter 11 of title I 1, United States Code (the "Bankruptcy Code") and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

(B) SK Europe has agreed to sell the Shares and the Loan Stock it holds in the Company to EEF on the terms set out in this agreement.

(C) On and with effect from Completion, SK Europe will cease to be a party to the Subscription Agreement (as defined below) and SK Europe, SK Corp. and their respective affiliates shall be released from certain obligations with respect to the Company pursuant to the Release Deed (as defined below).

(D) SK Corp. and SK Europe intend that the transactions contemplated by this agreement shall constitute a sale in accordance with Sections 363(b) and (f) of the Bankruptcy Code (the "Sale") and consummation of the transactions contemplated by this agreement shall be subject, among other things, to the entry by the Bankruptcy Court of an order, in form and substance reasonably acceptable to EEF, authorizing the sale.

THE PARTIES AGREE AS FOLLOWS:-

I        INTERPRETATION

1.1 In this agreement the following words and expressions and abbreviations have the following meanings, unless the context otherwise requires:-

         "BUSINESS DAY" means a day (excluding Saturdays and Sundays) on which banks generally are open in London and New York, NY for the transaction of normal banking business;

         "COMPLETION" means the completion of the sale and purchase of the Shares and the Loan Stock in accordance with clause 3;

         "COMPLETION DATE" means the date on which Completion occurs;

         "CONFIDENTIAL INFORMATION" means the Group Confidential Information and the SK Confidential Information;

         "CONTRIBUTION AGREEMENT" means the contribution agreement dated 23 December 1998 among (1) SK Europe, (2) SK Corp. and (3) the Company;

         "DEFERRED CONSIDERATION" has the meaning set forth in clause 2.2;

         "ENCUMBRANCE" means all mortgages, liens, pledges, charges, security interests or encumbrances of any kind or other third party rights of any nature whatsoever;

         "ESCROW   ACCOUNT" means the sterling  interest bearing deposit account to be opened with National Westminster Bank plc, London and into which the Deferred Consideration is to be paid;

         "ESCROW ACCOUNT INSTRUCTION LETTER" means the letter from, inter alia, SK Europe and EEF to the Escrow Agent relating to the Escrow Account in substantially the form of Exhibit A hereto;

         "ESCROW AGENT" means Ashurst Morris Crisp of Broadwalk House, 5 Appold Street, London EC2A 2HA;

         "EUROPEAN STATE" means the countries listed in Schedule 4;

         "FINAL ORDER" means an order of the Bankruptcy Court as to which the time to appeal, petition for certiorari, or move for reargument or rehearing with respect to the Sale Order shall have expired and as to which no such appeal, petition or motion shall be pending or in the event that an appeal, writ of certiorari or motion for reargument or rehearing has been sought with respect to the Sale Order, the Sale Order shall have been upheld by the highest court to which such Sale Order shall have been appealed, or from which certiorari, reargument or rehearing was sought and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired;

         "GROUP" means the Company and its subsidiaries from time to time and "GROUP COMPANY" means any one of them;

         "GROUP CONFIDENTIAL INFORMATION" means all information relating to any Group Company's business, financial or other affairs which is not publicly known;

         "LICENCE"  means the trademark  licence  dated 23 December 1998 between
         (1) Safety-Kleen Systems, Inc. and (2) Safety-Kleen UK Limited;

         "LOAN STOCK" means the (pound symbol) 19,848,889 two per cent. unsecured loan stock 2010 of the Company held by SK Europe constituted pursuant to a loan stock instrument dated 23 December 1998;

         "RELATED PERSON" means in relation to any party its holding companies and the subsidiary companies from time to time of such holding companies, all of them and each of them as the context admits;

         "RELEASE DEED" means the deed of release in substantially the form of Exhibit B hereto;

         "RENT DIFFERENTIAL" means the difference between the rent payable by Safety-Kleen UK Limited as lessee of the UK Lease and the rent specified as payable by the Company pursuant to clause 4.7 of the Contribution Agreement in respect of the sub-lease to be taken out by the Company as specified pursuant to clause 4.7 of the Contribution Agreement;

         "SAFETY-KLEEN DIRECTORS" means Messrs Grover, Wrenn and Dave Thomas;

         "SALE ORDER APPROVAL DATE" means the 10th day following the date on which the Sale Order shall have been entered on the docket by the Clerk of the Bankruptcy Court;

         "SERVICES AGREEMENT AMENDMENT AGREEMENT" means the amendment agreement to the Services Agreement (as defined therein) in substantially the form of Exhibit C hereto;

         "SHARES" means the 2,640,000 issued ordinary shares of 1p each held by SK Europe in the capital of the Company;

         "SHORT-FORM LICENCE" means the licence between Safety-Kleen UK Limited and SK Corp. in substantially the form of Exhibit D hereto;

         "SK CONFIDENTIAL INFORMATION" means all information, which is not publicly known, relating to the business, financial or other affairs of any member of the SK Group;

         "SK GROUP" means SK Corp. and any company which is a subsidiary of SK Corp., a holding company of SK Corp. or a subsidiary of such holding company and "MEMBER OF SK GROUP" shall be construed accordingly;

         "SUBSCRIPTION AGREEMENT" means the subscription and shareholders agreement dated 23 December 1998 among (1) the Company, (2) the Managers (as defined therein), (3) SK Europe, (4) Electra Fleming Limited (now Electra Partners Europe Limited) and (5) the Electra Subscribers;

         "TRADEMARK ASSIGNMENT" means the trademark assignment between SK Corp., Safety-Kleen Systems, Inc. and Safety-Kleen UK Limited in substantially the form of Exhibit E hereto;

         "TRADEMARK SIDE LETTER" means the side letter between Safety-Kleen UK Limited and SK. Corp in substantially the form of Exhibit F hereto;

         "TRANSACTION DOCUMENTS" means, as the context admits, this agreement, the Trademark Assignment, the Services Agreement Amendment Agreement, the Escrow Account Instruction Letter, the Release Deed, the Trademark Side Letter, the share transfer form referred to in clause 3.2(a) and the loan transfer form referred to in clause 3.2(b);

         "UK LEASE" has the meaning given to that term in the Contribution Agreement; and "UK LEASE EXPIRY DATE" means 31 October 2009.

  1.2    In this agreement unless otherwise specified, reference to:-

         (a) a "SUBSIDIARY" or "HOLDING COMPANY" is to be construed in accordance with section 736 of that Act;

         (b) a document in the "AGREED TERMS" is a reference to that document in the form approved and for the purposes of identification signed by or on behalf of each party;

         (c) a "PARTY" means a party to this agreement and includes its permitted assignees (if any) and/or the successors in title to substantially the whole of its undertaking;

         (d) the reference to "RELATED PARTIES" in clause 4.1 means in respect of EEF the Electra Subscribers, in respect of the Company the members of the Group and in respect of SK Europe the members of the SK Group;

         (e) a "PERSON" includes any person, individual, company, firm, corporation, government, state or agency of a state or any undertaking (whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists);

         (f) a "STATUTE" or "STATUTORY INSTRUMENT" or any of their provisions is to be construed as a reference to that statute or statutory instrument or such provision as the same may have been amended or re-enacted before the date of this agreement;

         (g) "CLAUSES", "PARAGRAPHS" or "SCHEDULES" are to clauses and paragraphs of and schedules to this agreement;

         (h) "WRITING" includes any methods of representing words in a legible form (other than writing on an electronic or visual display screen) or other writing in non-transitory form;

         (i) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders;

         (j)      the time of day is reference to time in London, England.

1.3 The schedules form part of the operative provisions of this agreement and references to this agreement shall, unless the context otherwise requires, include references to the schedules.

2.       SALE AND PURCHASE

2.1 Upon the terms of this agreement, SK Europe as legal and beneficial owner with good and marketable title shall sell and EEF shall purchase the Shares and the Loan Stock with effect from Completion free from any Encumbrance.

2.2 The initial consideration for such sale and purchase of the Shares and of the Loan Stock shall be (pound symbol) 22,898,208. In addition, EEF shall, subject to clause 6, pay the sum of (pound symbol) 840,681 (the "DEFERRED CONSIDERATION") in respect of the Shares and the Loan Stock.

3.       COMPLETION

3.1 Unless the parties shall otherwise agree, Completion shall take place at such place as SK Europe and EEF as soon as practicable but in no event more than fifteen days after the Sale Order Approval Date. EEF will use reasonable endeavours to complete the transactions contemplated by this agreement within 7 days of the Sale Order Approval Date.

3.2 EEF's obligation to purchase the Shares and Loan Stock shall be subject to the conditions (or waiver by EEF of any such conditions) that:

         (a) SK Europe shall deliver to or, if EEF shall so agree, make available to EEF:

                  (1) a transfer in the form as set out in Schedule I transferring the Shares to EEF (or as it may before Completion direct);

                  (ii) a transfer in the form as set out in Schedule 2 transferring the Loan Stock to EEF (or as it may before Completion direct);

                  (iii)    the share certificate in respect of the Shares;

                  (iv)     the certificate in respect of the Loan Stock;

                  (v) letters of resignation in the agreed terms signed by the Safety-Kleen Directors acknowledging that they have no claims against any member of the Group whether for loss of office or otherwise provided that such release shall not result in the Safety-Kleen Directors losing any right of indemnification that they had, now have or may have against the Company in connection with their acting as directors of the Company;

                  (vi)     the   Trademark    Assignment    duly   executed   by
                           Safety-Kleen Systems, Inc. and SK Corp;

                  (vii)    the  Services  Agreement   Amendment  Agreement  duly
                           executed by Safety-Kleen Systems, Inc.;

                  (viii) the Release Deed duly executed by the members of the SK Group that are a party to such deed;

                  (ix) the Escrow Account Instruction Letter duly executed by SK Corp.;

                  (x)      the Trademark  Side Letter duly executed by SK Corp.;
                           and

                  (xi)     the Short-Form Licence duly executed by SK Corp.;

         (b) This agreement and the transactions contemplated hereunder shall have been duly approved by the Board of Directors of SK Corp.

         (c) the Bankruptcy Court shall have entered an order, in form and substance reasonably acceptable to EEF (the "SALE ORDER"), which:

                  (i) approves a sale of the Shares and Loan Stock to EEF, pursuant to Sections 363(b) and (f) of the Bankruptcy Code, free and clear of liens, claims and interests and containing findings of fact and rulings that EEF is a good faith purchaser and entitled to the protections of Section 363(m) of the Bankruptcy Code;

                  (ii) approves an assignment of the trademarks to the Company as specified in the Trademark Assignment, pursuant to Sections 363(b) and (f) of the Bankruptcy Code, free and clear of liens, claims and interests, and containing findings of fact and rulings that the Company is a good faith purchaser and entitled to the protections of Section 363(m) of the Bankruptcy Code; and

                  (iii) approves the assumption by Safety-Kleen Systems, Inc. of the Services Agreement, dated 23 December 1998 (the "SERVICES AGREEMENT"), between Safety-Kleen Systems, Inc. and the Company, as amended by the Services Agreement Amendment Agreement;

         (d)      the Sale Order shall have become a Final Order;

         (e) no stay or other injunction shall have been granted and be continuing which suspends the effectiveness of the Sale Order;

         (f)      Safety-Kleen  Systems,  Inc.  shall have  assumed the Services
                  Agreement, as amended by the Services Agreement Amendment Agreement, pursuant to Section 365 of the Bankruptcy Code; and

         (g) SK Europe and SK Corp. shall have assumed the Contribution Agreement, dated as of 23 December 1998 (the "CONTRIBUTION AGREEMENT"), among SK Europe, SK Corp. and the Company, as amended hereby, pursuant to Section 365 of the Bankruptcy Code.

3.3 SK Europe's obligations to sell the Shares and Loan Stock shall be subject to the conditions (or waiver by SK Europe of any such conditions) that:

         (a)      on Completion EEF shall:

                    (i)  procure  the  transfer  by  wire   transfer  of  (pound
                         symbol) 22,898,208 in immediately available funds to an account or accounts designated by SK Europe;

                  (ii) procure the transfer of the Deferred Consideration to the Escrow Account;

                  (iii) procure that the Release Deed duly executed by the parties thereto other than any party thereto which is a member of the SK Group is delivered to SK Europe;

                  (iv)     procure  the  Escrow   Account   Instruction   letter
                           executed by the parties thereto, other than SK Europe, is delivered to SK Europe;

                  (v)      procure   that  a   counterpart   of  the   Trademark
                           Assignment duly executed by Safety-Kleen UK Limited and the Company, is delivered to SK Europe;

                  (vi)     procure   that  the  Services   Agreement   Amendment
                           Agreement, duly executed by the Company, is delivered to SK Europe;

                  (vii) procure that the Trademark Side Letter duly executed by the Company is delivered to SK Europe; and

                  (viii) the Short-Form Licence duly executed by Safety-Kleen UK Limited;

         (b) This agreement and the transactions contemplated hereunder shall have been duly approved by the Board of Directors of SK Corp.;

         (c)      the Bankruptcy Court shall have entered the Sale Order;

         (d)      the Sale Order shall have become a Final Order; and

         (e) no stay or other injunction shall have been granted and be continuing which suspends the effectiveness of the Sale Order.

3.4 On Completion, the Company shall pay to SK Corp. (or as it may direct) the sum of $1,177,450 in full and final settlement of all amounts owed by the Group to the SK Group, and all amounts owed by the SK Group to the Group, on inter-company account as at 30 April 2000 (being the end of "period 4 2000"). Subject to receipt of that payment, SK Corp. (for itself and each member of the SK Group) accepts, and the Company (for itself and each member of the Group) makes, such payment in full and final settlement of all amounts due or accrued from the Group to the SK Group, and from SK Group to the Group, on intercompany account as at 30 April 2000. SK Corp. (for itself and on behalf of each member of the SK Group) for good and valuable consideration hereby releases each member of the Group from any claims, actions, rights or demands SK Corp. or any member of the SK Group has against any member of the Group in respect of any fact, matter or thing occurring on or prior to 30 April 2000 provided that the release given hereunder does not extend to any rights that SK Corp. or any other member of the SK Group has pursuant to or arising out of the Contribution Agreement and does not extend to any rights that SK Corp. or any other member of the SK Group has in relation to the Arma-Kleen 2000 profit sharing arrangements. The Company (on behalf of itself and each member of the Group) for good and valuable consideration hereby releases SK Corp. and all other members of the SK Group from any claims, actions, rights or demands the Company or any member of the Group has against SK Corp or any other member of the SK Group in respect of any fact, matter or thing occurring on or prior to 30 April 2000 provided that the release given hereunder does not extend to any rights that the Company or any other member of the Group has pursuant to or arising out of the Contribution Agreement and does not extend to any rights that the Company or any other member of the Group has in relation to the Arma-Kleen 2000 profit sharing arrangements.

3.5 Each party shall use its commercially reasonable endeavours to fulfill or obtain the fulfillment of the conditions to Completion set forth in clauses 3.2 and 3.3 of this agreement.

3.6 SK Corp. will take all necessary action necessary in accordance with applicable law and its governing documents to convene a meeting of its Board of Directors as promptly as practicable, but no later than July 11, 2000, to consider and vote upon the approval of this agreement and the transactions contemplated hereunder.

4.       CAPACITY

4.1 Each of the Company, EEF and SK Europe severally warrants to the other parties that:

         (a) except, in the case of SK Europe and its related parties, for any required approval of the Bankruptcy Court, it, and each of its related parties, has full power and authority to enter into and perform the Transaction Documents and the provisions of the Transaction Documents and any other document to be entered into pursuant to this agreement or the other Transaction Documents, when executed, will constitute valid and binding obligations of it and of its related parties in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganisation, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability;

         (b) except, in the case of SK Europe and its related parties, for any required approval of the Bankruptcy Court, the execution and delivery of, and the performance by it and by its related parties of their obligations under, the Transaction Documents will neither:

                  (i) result in a breach of any provision of the Memorandum or Articles of Association or the constitutional documents applicable to it or to its related parties or any material contract or agreement to which it or any of its related parties is a party; nor

                  (ii) result in a breach of any material order, judgment or decree of any court or governmental agency to which it or any of its related parties is a party or by which it or any of its related parties is bound;

         (c) the execution, delivery and performance by it and by its related parties of the Transaction Documents and the
                  consummation   by  it  and  by  its  related  parties  of  the
                  transactions contemplated thereby are within the company powers of it and of its related parties and have been duly authorised by all necessary company action. The Transaction Documents constitute valid and binding agreements of it and of its related parties, enforceable against it and its related parties in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganisation, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability; and

         (d) no action is pending or, to the best knowledge of it, threatened before any government agency which seeks to delay or prevent the consummation of the transactions contemplated by the Transaction Documents.

4.2 SK Europe warrants to EEF that it is the lawful owner of the Shares and Loan Stock and upon sale and delivery of, and payment for, such Shares and Loan Stock, as provided herein, subject to any required approval of the Bankruptcy Court, it will convey to EEF, with good and marketable title, such Shares and Loan Stock, free and clear of all Encumbrances.

5.       PROTECTION OF GOODWILL

5.1 SK Corp. and SK Europe hereby undertake to procure that (except as otherwise agreed in writing with the Company, the Electra Subscribers and EEF) neither SK Corp., SK Europe nor any of their respective subsidiaries will either solely or jointly with any other person
         (either on its own account or as the agent of any other person) for a period of 2 years from Completion:-

         (a) carry on or be engaged or concerned or (except as the holder of shares in a listed company which confer not more than five per cent. of the votes which can generally be cast at a general meeting of the company) interested directly or indirectly in a business in any European State that carries on any of the following activities: the parts cleaner and paint gun cleaner service business; the hazardous and/or industrial waste collection and handling, transportation, treatment, recycling, storage, sale of car care chemicals and allied products and disposal business;

         (b) solicit or accept the custom of any person in respect of goods to be sold or services to be provided in any European State that are competitive with those manufactured or supplied by any member of the Group during the period of 12 months prior to Completion, such person having been a customer of the Group in respect of such goods or services during such period;

         (c) induce, solicit or endeavour to entice to leave the service or employment of any member of the Group, any person who during the period of 12 months prior to Completion was an employee of any member of the Group occupying a senior or managerial position.

5.2 SK Corp. and SK Europe agree that the undertakings contained in this clause 5 are reasonable and are entered into for the purpose of protecting the goodwill of the business of each member of the Group and that accordingly the benefit of the undertakings may be assigned by the Company, the Electra Subscribers and EEF and their successors in title without the consent of SK Corp. or SK Europe.

5.3 Each undertaking contained in this clause 5 is and shall be construed as separate and severable and if one or more of the undertakings is held to be against the public interest or unlawful or in any way an unreasonable restraint of trade or unenforceable in whole or in part for any reason the remaining undertakings or parts thereof, as appropriate, shall continue to bind SK Corp. and SK Europe.

5.4 If any undertaking contained in this clause 5 shall be held to be void but would be valid if deleted in part or reduced in application, such undertaking shall apply with such deletion or modification as may be necessary to make it valid and enforceable. Without prejudice to the generality of the foregoing, such period (as the same may previously have been reduced by virtue of this clause 5.4) shall take effect as if reduced by six months until the resulting period shall be valid and enforceable.

5.5      Nothing in this agreement prohibits any member of the SK Group from:

         (a) supplying products or services to a United States of America military base which is located in a European State provided that such products or services do not compete with products or services supplied or offered for supply by the Group in the European State in which the military base is located; or

         (b) pursuing an opportunity to supply a particular product or service to any party located in any European State under a name that is not similar to and can not be confused with the name Safety-Kleen where the Company has elected in writing not to pursue such opportunity and the Company shall, if requested by a member of the SK Group, promptly inform in writing such member of the SK Group whether the Company intends to pursue a particular opportunity in a European State. The Company shall not unreasonably delay responding to a request made pursuant to this clause 5.5(b) for confirmation as to whether the Company intends to pursue a particular opportunity.

6.       ESCROW ACCOUNT

6.1 The parties acknowledge that they have been unable to obtain the landlord's consent to the assignment to and assumption by SK Europe of the UK Lease pursuant to the Contribution Agreement. Accordingly, and as an inducement to EEF to enter into this agreement, the parties agree that the covenant contained in clause 4.7 of the Contribution Agreement shall be waived, and the undertaking contained in clause 6.2 shall replace such covenant in its entirety.

6.2 SK Europe undertakes to pay the Rent Differential to the Company on a calendar quarterly basis within 15 days of the Company serving an invoice to SK Europe (in accordance with the requirements of clause 16 of this agreement) for the proportion of the Rent Differential payable in respect of the preceding quarter ("RENT INVOICE") until the UK Lease Expiry Date.

6.3 In consideration of SK Europe undertaking to pay the Rent Differential on a quarterly basis pursuant to this clause 6, EEF shall, subject to such quarterly payments being made by SK Europe, pay the Deferred Consideration to SK Europe in quarterly instalments by directing the Escrow Agent to pay such instalments of the Deferred Consideration, as and when they become payable, to SK Europe but in no event more than 10 days after the receipt of payment of the Rent Differential by the Company.

6.4 If SK Europe fails to comply with a payment obligation in clause 6.2, the Company shall be entitled to serve a notice, in the form of Appendix A to the Escrow Account Instruction Letter, ("PAYMENT NOTICE") on the Escrow Agent directing the Escrow Agent to pay (i) to the Company, out of funds held in the Escrow Account, an amount equal to the difference between the amount specified in the Rent Invoice and the amount, if any, paid by SK Europe to the Company in respect of such invoice and the obligation of SK Europe to the Company arising pursuant to clause 6.2 shall be reduced by a corresponding amount, as will be the Deferred Consideration payable by EEF; and (ii) to SK Europe, as Deferred Consideration, an amount equal to the proportion of the Rent Differential that was payable, and that was paid by SK Europe. Any notice served by the Company on the Escrow Agent hereunder shall be served on SK Europe at the same as it is served on the Escrow Agent.

6.5 If the Company or EEF falls to comply with its obligation to procure the payment of the Deferred Consideration in clause 6.3, SK Europe shall be entitled to serve a notice, in the form of Appendix B to the Escrow Account Instruction Letter, on the Escrow Agent directing the Escrow Agent to pay to SK Europe, out of the funds held in the Escrow Account, an amount equal to the proportion of the Deferred Consideration that was payable by the EEF, that was not paid. Any notice served by SK Europe on the Escrow Agent hereunder shall be served on the Company at the same time as it is served on the Escrow Agent.

6.6 In the event that an SK Europe fails to comply with its payment obligation in clause 6.2 for four consecutive calendar quarters, the Escrow Agent shall upon notice from the Company, remit to the Company the balance standing to the credit of the Escrow Account and, at such time as the balance standing to the credit of the Escrow Account is paid to the Company, EEF shall have no further obligation to pay the Deferred Consideration and SK Europe shall have no further obligation in respect of the Rent Differential.

6.7 Within fifteen Business Days following the UK Lease Expiry Date, if the Company has not issued a Payment Notice in respect of the final quarter of the UK Lease, SK Europe may direct the Escrow Agent to pay to SK Europe the amount held in the Escrow Account at such time by serving notice to this effect on the Escrow Agent and on the Company. If the Company has issued a Payment Notice in respect of the final quarter of the UK Lease then the Escrow shall, as provided in the Escrow Account Instruction Letter, pay firstly to the Company an amount equal to the lesser of (i) the Rent Differential for the final quarter and (ii) the amount standing to the credit of the Escrow Account and secondly to SK Europe, the balance, if any, of the amount held in the Escrow Account. Any payments made to the Company pursuant to this clause 6.6 will discharge fully and finally the obligation of SK Europe pursuant to clause 6.2. Any payments made to SK Europe pursuant to this clause 6.6 will be in full and final satisfaction of EEF's obligation to pay the Deferred Consideration to SK Europe.

6.8 EEF appoints the Company as its agent to hold any monies received by the Company from the Escrow Agent pursuant to this clause 6.

6.9 The parties acknowledge that the amount payable by SK Europe pursuant to this clause 6, in respect of the Rent Differential, has been calculated on the basis that the effective rental payable by the Company has been increased by (pound symbol) 20,000 per annum and that the Company may, for the remainder of the term of the UK Lease, utilise 2 floors of the premises covered by the UK Lease.

6.10 If the Company vacates, or is required by the Lessor of the UK Lease to vacate, the premises that are the subject of the UK Lease (the "UK PREMISES") prior to the UK Lease Expiry Date ("TERMINATION DATE"), the Company shall serve a written notice, counter signed by the Lessor of the UK Premises, on SK Europe (in accordance with the requirements of clause 16 of this agreement) setting out the amount (if any) payable by the Company to the Lessor in respect of the rental obligations of the Company under the UK Lease for the unexpired term of the UK Lease, the proportion (in percentage terms) which that amount bears to the total rent which would have been payable under the UK Lease by the Company following the Termination Date had the Company been the tenant under the UK Lease until the UK Lease

         Expiry Date (the "RENT PERCENTAGE"). The Company or SK Europe may, ten Business Days after the Termination Date, serve a Notice on the Escrow Agent directing the Escrow Agent to pay (i) to the Company, out of funds held in the Escrow Account, an amount equal to the Rent Percentage multiplied by the then current balance of the Escrow Account; and (ii) to SK Europe, as Deferred Consideration, an amount equal to the balance of the Escrow Account after the payment to the Company referred to in clause 6.10(i) has been paid by the Escrow Agent and the Company or SK Europe, as the case may be, shall direct the Escrow Agent to pay such amounts as soon as possible after receipt of such Notice. Any payments made to the Company pursuant to this clause
         6.10 will discharge fully and finally the obligation of SK Europe pursuant to clause 6.2. Any payments made to SK Europe pursuant to this clause 6.10 will be in full and final satisfaction of EEF's obligation to pay the Deferred Consideration to SK Europe.

7.       CONFIDENTIAL INFORMATION

7.1 Neither SK Europe nor SK Corp. shall, and each of them shall procure that no other member of the SK Group or any director, officer or employee or adviser or agent of the SK Group shall, use or disclose to any person Group Confidential Information. Neither the Company, the Electra Subscribers nor EEF shall, and each of them shall procure that no member of the Group or any director, officer or employee or adviser or agent of the Group shall, use or disclose to any person SK Confidential Information. It is acknowledged that this clause 7.1 does not prevent any party from using information which, at the time it intends using such information, relates solely to it or to any of its Related Persons.

7.2      Clause 7.1 does not apply to:-

         (a) disclosure of Group Confidential Information to or at the written request of EEF or at the written request of any of EEF's Related Persons;

         (b) disclosure of SK Confidential Information to or at the written request of SK Corp. or at the written request of any other member of the SK Group;

         (c) use or disclosure of Confidential Information required to be disclosed by law or regulations, including the US securities laws and the rules and regulations thereunder, or the rules and regulations of the London Stock Exchange or other applicable exchange or regulatory body under whose rules the disclosing party is bound;

         (d)      disclosure  of   Confidential   Information  to   professional
                  advisers for the purpose of advising any member of a party hereto;

         (e) disclosure of Confidential Information by a member of the SK Group to another member of the SK Group or by a member of the Group to another member of the Group; or

         (f) Confidential Information which becomes publicly known other than by any breach of clause 7.1.

8.        ANNOUNCEMENTS

         Each of the parties undertakes with the others that it shall neither before nor after Completion make any announcement (otherwise than as is required by law or by the rules or regulations of any securities exchange or regulatory body under whose rules the announcing party is bound) concerning the terms of this agreement or any of the Transaction Documents without the prior written consent of the Company, EEF and SK Europe and the terms of any such announcement which is required by law or the rules or regulations of any securities exchange or regulatory body shall be the subject of prior consultation between the parties. Nothing in this clause will prevent any party from making an announcement which contains only information which was contained in an announcement previously made in compliance with this clause or in accounts of any member of the Group published in compliance with this clause. Communications with investors in any Electra funds, or in EEF, shall not constitute announcements for the purpose of this clause (but shall be subject to the confidentiality provisions contained in clause
         7).

9.       COSTS

         Unless expressly otherwise provided in this agreement each of the parties shall bear its own legal, accountancy and other costs, charges and expenses connected with the negotiation and completion of this agreement. To the extent that any stamp duty is payable on the transfer of the Shares or on the transfer of the Loan Stock pursuant to this agreement, such stamp duty shall be payable by EEF.

10.      EFFECT OF COMPLETION

         The terms of this agreement (insofar as not performed at Completion and subject as specifically otherwise provided in this agreement) shall continue in force after and notwithstanding Completion. Other than as expressly set forth herein, the terms of the Contribution Agreement shall remain in full force and effect.

11.      FURTHER ASSURANCES

11.1 Each of the parties shall from time to time forthwith upon reasonable request from the others (and at the requesting parties' cost) do or procure the doing of all acts and/or execute or procure the execution of all such documents in a form reasonably satisfactory to the party concerned for the purpose of vesting in EEF the full legal and beneficial title to the Shares and Loan Stock and otherwise giving EEF and SK Europe the full benefit of this agreement, including, without limitation, to obtain all authorisations necessary for the performance by the parties of their respective obligations hereunder, including the authorisations of the Bankruptcy Court.

11.2 Following Completion, the Company and its affiliates shall (at the cost of SK Corp.) cooperate, and shall cause its subsidiaries to co-operate, with the reasonable requirements of SK Corp., SK Europe and their respective affiliates and independent public accountants in connection with any audit or tax reporting matters, including, but not limited to, providing access to historical accounting records and accountants' work papers and providing any necessary management representation letters with respect to financial statements covering the period ending on or prior the Completion provided that any parties requiring such assistance sign a confidentiality deed in such form as is reasonably required by the Company.

11.3 Section 5.5(c)(ii) of the Contribution Agreement is hereby amended by adding the following words after the words "subparagraph (a) above":

                  "and any refunds or credits of Taxes (including interest thereon) received by or credited to the Company relating to any competent authority proceeding under any income tax treaty for royalties received by the Company or its affiliates from affiliates with respect to any taxable period ending on or before the Closing Date (where such refund or credit has not been taken into account in the Financial Statements) notwithstanding the fact that the Company includes such refund or credit on a tax return for a taxable period ending after the Closing Date"

11.4 Each of SK Corp. and SK Europe shall, and shall cause their respective subsidiaries, as applicable, to, assume the Services Agreement and the Contribution Agreement, each as amended, pursuant to Section 365 of the Bankruptcy Code.

11.5     (a)      Neither SK Corp., SK Europe or any of their  affiliates or any of their or their affiliates' respective directors,  officers, employees,  agents  or  representatives  ("Affiliates")  shall solicit, or initiate,  directly or indirectly,  any inquiries, discussions  or proposals for an acquisition of the Shares and
                  Loan Stock (an "Acquisition Proposal"); PROVIDED that, subject to compliance with the provisions of clause 11.5(b), SK Corp.,
                  SK Europe and their affiliates may provide  Information to and
                  negotiate   with  any  person  from  which  they   receive  an
                  unsolicited Acquisition Proposal; and PROVIDED FURTHER that the foregoing shall not be deemed to prohibit or restrict SK
                  Corp., SK Europe or their affiliates from making appropriate filings with the Bankruptcy Court to obtain authorization for the transactions contemplated herein.

         (b) Prior to, SK Corp., SK Europe or any of their affiliates providing any information or entering into discussions with any person in connection with an Acquisition Proposal, SK Corp. will promptly notify EEF and indicate in such notice the identity of the offeror and a complete and accurate description of the material terms thereof and provide EEF with a copy of any writing evidencing such Acquisition Proposal, and thereafter keep EEF informed of any material changes to the terms and conditions of such Acquisition Proposal.

12.      ENTIRE AGREEMENT

12.1 Each party on behalf of itself and as agent for each of its Related Persons acknowledges and agrees with the other parties (each such party acting on behalf of itself and as agent for each of its Related Persons) that:-

         (a) this agreement together with the other Transaction Documents constitute the entire and only agreement between the parties and their respective Related Persons relating to the subject matter of the Transaction Documents;

         (b) neither it nor any of its Related Persons have been induced to enter into any Transaction Document in reliance upon, nor have they been given, any warranty, representation, statement, assurance, covenant, agreement, undertaking, indemnity or commitment of any nature whatsoever other than as are expressly set out in the Transaction Documents and, to the extent that any of them have been, it (acting on behalf of itself and as agent on behalf of each of its Related Persons) unconditionally and irrevocably waives any claims, rights or remedies which any of them might otherwise have had in relation thereto;

         PROVIDED THAT the provisions of this clause 12 shall not exclude any liability which any of the parties or, where appropriate, their Related Persons would otherwise have to any other party or, where appropriate, to any other party's Related Persons or any right which any of them may have to rescind this agreement in respect of any statements made fraudulently by any of them prior to the execution of this agreement or any rights which any of them may have in respect of fraudulent concealment by any of them.

13.      VARIATIONS

         This agreement may be varied only by a document signed by each of the parties hereto.

14.      WAIVER

14.1 A waiver of any term, provision or condition of, or consent granted under, this agreement shall be effective only if given in writing and signed by the waiving or consenting party and then only in the instance and for the purpose for which it is given.

14.2 No failure or delay on the part of any party in exercising any right, power or privilege under this agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14.3 No breach of any provision of this agreement shall be waived or discharged except with the express written consent of the parties hereto.

14.4 The rights and remedies herein provided are cumulative with and not exclusive of any rights or remedies provided by law.

15.      INVALIDITY

15.1 If any provision of this agreement is or becomes invalid, illegal or unenforceable IN any respect under the law of any jurisdiction:-

         (a) the validity, legality and enforceability under the law of that jurisdiction of any other provision; and

         (b) the validity, legality and enforceability under the law of any other jurisdiction of that or any other provision,

         shall not be affected or impaired in any way.

16.      NOTICES

16.1 Any notice, demand or other communication given or made under or in connection with the matters contemplated by this agreement shall be in writing and shall be delivered personally or sent by fax or prepaid first class post (air mail if posted to or from a place outside the United Kingdom):-

         In the case of the Company to:-

         Safety-Kleen Europe Limited
         390 London Road
         Isleworth,
         Middlesex TW7 5AN

         Fax:     0208 490 9084
         Attention:     Hyman Bielsky

         In the case of the Electra Subscribers and EEF to:-

         Electra Partners Europe Limited
         65 Kingsway
         London, WC2B 6QT

         Fax:     0207 242 1806
         Attention:     Robert Clarke/Peter Wilson

         In the case of SK Corp. to:

         Safety-Kleen Corp.
         1301 Gervais Street
         Columbia
         South Carolina 29201
         United States of America

         Fax:     001 803 933 4345
         Attention:     Grover Wren/Henry Taylor

         With copies to:

         Paul, Weiss, Rifkind, Wharton & Garrison
         1285 Avenue of the Americas
         New York, NY 10019
         United States of America

         Fax:     001 212 757 3990
         Attention:     Kenneth M. Schneider

         and shall be deemed to have been duly given or made as follows:-

         (a) if personally delivered, upon delivery at the address of the relevant party;

         (b) if sent by first class post, five Business Days after the date of posting;

         (c) if sent by air mail, 5 Business Days after the date of posting; and

         (d) if sent by fax, when despatched;

         provided that if, in accordance with the above provisions, any such notice, demand or other communication would otherwise be deemed to be given or made after 5.00 p.m. on a Business Day such notice, demand or other communication shall be deemed to be given or made at 9.00 a.m. on the next Business Day.

16.2 A party may notify the other parties to this agreement of a change to its name, relevant addressee, address or fax number for the purposes of clause 16.1 provided that such notification shall only be effective on:-

         (a) the date specified in the notification as the date on which the change is to take place; or

         (b) if no date is specified or the date specified is less than five Business Days after the date on which notice is given, the date falling five Business Days after notice of any such change has been given.

17.      COUNTERPARTS

         This agreement may be executed in any number of counterparts which together shall constitute one agreement. Any party may enter into this agreement by executing a counterpart and this agreement shall not take effect until it has been executed by all parties.

18.      GOVERNING LAW AND JURISDICTION

18.1 This agreement (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement or its formation) shall be governed by and construed in accordance with the law of the State of New York applicable to agreements entered into and to be performed wholly within such state.

18.2 The parties hereby irrevocably submit to the exclusive jurisdiction of the United States Bankruptcy Court for the District of Delaware for the purpose of any action or proceeding arising out of or relating to this agreement and the parties hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such court. The parties agree that a final judgment in any action or proceeding shall be conclusive and may be enforced in other Jurisdictions by suit on the judgment or in any other manner provided by law.

18.3 In the event that the Bankruptcy Court shall not have or declines to take jurisdiction over any such action or proceeding, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this agreement or any of the transactions contemplated by this agreement,
         (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of New York.

19.      SPECIFIC PERFORMANCE

         The parties agree that any remedy involving only the award of monetary damages would be inadequate. Accordingly, each party shall be entitled to specific performance of this agreement and, where the applicable legal standards for such relief are met, additional equitable or injunctive relief

20.      TERMINATION

         This agreement and the transactions contemplated hereby may be terminated by EEF or by SK Corp. at any time prior to Completion with written notice thereof to the other if (i) the transactions contemplated by this agreement shall not have been approved by the Bankruptcy Court on or prior to 19 July 2000 (or such later date to which the hearing currently scheduled for 19 July 2000 with the Bankruptcy Court for the approval of this agreement and the transaction contemplated hereby is rescheduled or continued, (ii) the Sale Order shall not have been entered on the docket by the Clerk of the Bankruptcy Court on or prior to 2 August 2000, (iii) if any required approval of the Board of Directors of SK Corp. shall not have been obtained at the meeting of the Board of Directors held to consider this agreement and the transactions contemplated hereunder, or (iii) for any other reason (unless the party seeking to terminate is in material breach of this agreement), Completion shall not have occurred on or prior to 21 August 2000. In the event of termination of this agreement pursuant to clause 20, this agreement shall forthwith become null and void and have no effect, except that the agreements contained in clauses 7, 8, 12 and this clause 20 shall survive the termination and the termination of this agreement shall be without prejudice to any claim that a party may have at law or in equity arising out of any breach by the other parties of the terms and conditions of this agreement occurring prior to the date of termination.

IN WITNESS whereof this agreement has been executed on the date first above written.

                                   SCHEDULE 1

                             The Share Transfer form

STOCK
TRANSFER
FORM                         (Above this line for Registrars only)
          ----------------------------------------------------------------------
                                           Certificate lodged with the Registrar

Consideration Money (pound symbol) 3,890,000    (for completion by the Registrar
                                                 /Stock Exchange)
--------------------------------------------------------------------------------
Name or Undertaking                Safety-Kleen Europe Limited
--------------------------------------------------------------------------------
Description of Security            Ordinary shares of one pence each
--------------------------------------------------------------------------------
Number or amount of Shares,        Words                         Figures
Stock or other security and        two million, six hundred     (2,640,000 units
in figures column only             and Forty Thousand           of 1p each)
number and denomination of
units, if any
--------------------------------------------------------------------------------
Name(s) of registered holder(s)    In the name(s) of
should be given in full: the       SK Europe Inc.
address should be given where      1301 Gervais Street Columbia
there is only one holder.          South Carolina 29201
                                   United States of America
If the transfer is not made by
insert the registered holder(s)
also the name(s) and capacity
(i.e. Executor(s) of the person(s)
making the transfer
--------------------------------------------------------------------------------
I/We hereby transfer the above security           Stamp of Selling Broker(s) or,
out of the name(s) aforesaid to the               for transactions which are not
person(s) named below.                            stock exchange transactions
      Signature(s) of transferor(s)               of Agent(s),  if any,  acting
1.                                                for the Transferor(s)
    ----------------------------------------
2.
    ----------------------------------------
3.
    ----------------------------------------
4.                                                Date
    ----------------------------------------           -------------------------
     A Body corporate should execute this transfer
   under its common seal or otherwise in accordance
       with applicable statutory requirements
--------------------------------------------------------------------------------
Full name(s).  full postal         Electra European Fund LP
address(es) (including County      65 Kingsway
or, if applicable, Postal          London
District number) of the            WC2B 6QT
person(s) to whom the
security is transferred.


Please state title, if any, or
whether Mr., Mrs. or Miss.


Please complete in type
or in Block Capitals
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------
                                             Stamp or name and address of person
                                              lodging this form (if other than
     Stamp of Buying Broker(s) (if any).            the Buying Broker(s)).
--------------------------------------------------------------------------------
                                             Ashurst Morris Crisp
                                             Broadwalk House, 5 Appold Street,
                                             London, EC2A 2HA - 639 London/City

                                             0207 638 1111
--------------------------------------------------------------------------------
                                             Ref: TOH/1732933
Reference to the Registrar in this form means the registrar or registration agent of the undertaking NOT the Registrar of Companies at Companies House

           FORM OF CERTIFICATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulation 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (oar his nominee)

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee)

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance ACt 1985 (transfers in connection with divorce etc.).

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K.       The grant in servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act [89] (conveyance in consideration of a debt etc.).

M. The conveyance or transfer of property by an instrument within section 84(t) of the Finance Act 1985 (death varying disposition).

                              I/We hereby certify that this instrument falls within category(1)___ in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(1) Insert A or B             I/We, not being the transferor, grantor, or the
    or appropriate            solicitor(s) thereof, hereby state that I/We are
    category                  authorised to sign this certificate and that I/We
                              give the certificate from my/our own knowledge of
(2) Delete this          (2)  facts stated in it.
    paragraph if not
    applicable.                    Dated the ........day of ............  ......

(3) To be signed by
    transferor or
    grantor or by
    solicitor or duly    (3)  Signatory           (4) Description or capacity of
    authorized agent.                                 signatory

(4) /here signed by           .....................    .........................
    person not
    transferor, grantor       .....................    .........................
    or solicitor. state
    capacity in which         .....................    .........................
    signed.


     FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM
                                   STAMP DUTY
                    ((pound symbol) 5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of (pound symbol) 5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed;

         (1) Transfer by way of security for a loan or re-transfer to the original transferor or repayment of a loan.

         (2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes:
                  (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transforee (c) from one nominee to another nominee or the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following cir4cumstances: (i) by a holder of stock, etc. following the grant of an option to purchase the stock to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc. then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc. in trust for a purchaser, to such purchaser.)

*Insert (1)
or (2) I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category
                  ..........*  above.  I/We  confirm  that  I/We  have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out             .......................................................
concisely the            .......................................................
facts explaining         .......................................................
the transaction          .......................................................
in cases falling         Signature(s)                Description ("Transferor",
within (1) or (2)                                              Solicitor", etc.)
or in any other          ........................    ...........................
case where 50p           ........................    ...........................
fixed duty is            ........................    ...........................
offered                  ........................    ...........................
                         Date....................    ...........................

                                   SCHEDULE 2

                             The Loan Stock Transfer form

STOCK
TRANSFER
FORM                         (Above this line for Registrars only)
          ----------------------------------------------------------------------
                                           Certificate lodged with the Registrar

Consideration Money (pound symbol) 19,848,889   (for completion by the Registrar
                                                 /Stock Exchange)
--------------------------------------------------------------------------------
Name or Undertaking               Safety-Kleen Europe Limited
--------------------------------------------------------------------------------
Description of Security          (pound symbol) 19,848,899 2% unsecured loan
                                 stock 2010
--------------------------------------------------------------------------------
Number or amount of Shares,      Words                       Figures
Stock or other security and      Nineteen million, eight     (19,848,889 units
                                 hundred and forty eight     of (pound symbol)1)
in figures column only           thousand, eight hundred
number and denomination of       and eighty nine pounds of
units if any                     2% unsecured loan stock
                                 and Forty Thousand of 1p each)
--------------------------------------------------------------------------------
Name(s) of registered holder(s)    In the name(s) of
should be given in full: the       SK Europe Inc.
address should be given where      1301 Gervais Street Columbia
there is only one holder.          South Carolina 29201
                                   United States of America
If the transfer is not made by
insert the registered holder(s)
also the name(s) and capacity
(i.e. Executor(s) of the person(s)
making the transfer
--------------------------------------------------------------------------------
I/We hereby transfer the above security           Stamp of Selling Broker(s) or,
out of the name(s) aforesaid to the               for transactions which are not
person(s) named below.                            stock exchange transactions
        Signature(s) of transferor(s)             of Agent(s),  if any,  acting
1.                                                  for the Transferor(s)
    ----------------------------------------
2.
    ----------------------------------------
3.
    ----------------------------------------
4.                                                Date
    ----------------------------------------           -------------------------
     A Body corporate should execute this transfer
   under its common seal or otherwise in accordance
       with applicable statutory requirements
--------------------------------------------------------------------------------
Full name(s).  full postal         Electra European Fund LP
address(es) (including County      65 Kingsway
or, if applicable, Postal          London
District number) of the            WC2B 6QT
person(s) to whom the
security is transferred.


Please state title, if any, or
whether Mr., Mrs. or Miss.


Please complete in type
or in Block Capitals
--------------------------------------------------------------------------------
I/We request that such entries be made in the register as are necessary to give effect to this transfer.
--------------------------------------------------------------------------------
                                             Stamp or name and address of person
                                              lodging this form (if other than
     Stamp of Buying Broker(s) (if any).            the Buying Broker(s)).
--------------------------------------------------------------------------------
                                             Ashurst Morris Crisp
                                             Broadwalk House, 5 Appold Street,
                                             London, EC2A 2HA - 639 London/City

                                             0207 638 1111
--------------------------------------------------------------------------------
                                             Ref: TOH/1732933
Reference to the Registrar in this form means the registrar or registration agent of the undertaking NOT the Registrar of Companies at Companies House

           FORM OF CERTIFICATE REQUIRED FOR EXEMPTION FROM STAMP DUTY

Instruments of transfer executed on or after 1 May 1987 are exempt from stamp duty when the transaction falls within one of the following categories and will not need to be seen in stamp offices provided they are certified as below in accordance with the Stamp Duty (Exempt Instruments) Regulation 1987.

A. The vesting of property subject to a trust in the trustees of the trust on the appointment of a new trustee, or in the continuing trustees on the retirement of a trustee.

B. The conveyance or transfer of property the subject of a specific devise or legacy to the beneficiary named in the will (oar his nominee)

C. The conveyance or transfer of property which forms part of an intestate's estate to the person entitled on intestacy (or his nominee)

D. The appropriation of property within section 84(4) of the Finance Act 1985 (death: appropriation in satisfaction of a general legacy of money) or section 84(5) or (7) of that Act (death: appropriation in satisfaction of any interest of surviving spouse and in Scotland also of any interest of issue).

E. The conveyance or transfer of property which forms part of the residuary estate of a testator to a beneficiary (or his nominee) entitled solely by virtue of his entitlement under the will.

F. The conveyance or transfer of property out of a settlement in or towards satisfaction of a beneficiary's interest, not being an interest acquired for money or money's worth, being a conveyance or transfer constituting a distribution of property in accordance with the provisions of the settlement.

G. The conveyance or transfer of property on and in consideration only of marriage to a party to the marriage (or his nominee) or to trustees to be held on terms of a settlement made in consideration only of the marriage.

H. The conveyance or transfer of property within section 83(1) of the Finance ACt 1985 (transfers in connection with divorce etc.).

I. The conveyance or transfer by the liquidator of property which formed part of the assets of the company in liquidation to a shareholder of that company (or his nominee) in or towards satisfaction of the shareholder's rights on a winding up.

J. The grant in fee simple of an easement in or over land for no consideration in money or money's worth.

K.       The grant in servitude for no consideration in money or money's worth.

L. The conveyance or transfer of property operating as a voluntary disposition inter vivos for no consideration in money or money's worth nor any consideration referred to in section 57 of the Stamp Act [89] (conveyance in consideration of a debt etc.).

M. The conveyance or transfer of property by an instrument within section 84(t) of the Finance Act 1985 (death varying disposition).

                              I/We hereby certify that this instrument falls within category(1)___ in the Schedule to the Stamp Duty (Exempt Instruments) Regulations 1987 set out above.

(1) Insert A or B             I/We, not being the transferor, grantor, or the
    or appropriate            solicitor(s) thereof, hereby state that I/We are
    category                  authorised to sign this certificate and that I/We
                              give the certificate from my/our own knowledge of
(2) Delete this          (2)  facts stated in it.
    paragraph if not
    applicable.                    Dated the ........day of ............  ......

(3) To be signed by
    transferor or
    grantor or by
    solicitor or duly    (3)  Signatory           (4) Description or capacity of
    authorized agent.                                 signatory

(4) /here signed by           .....................    .........................
    person not
    transferor, grantor       .....................    .........................
    or solicitor. state
    capacity in which         .....................    .........................
    signed.


     FORM OF CERTIFICATE REQUIRED WHERE TRANSFER IS NOT LIABLE TO AD VALOREM
                                   STAMP DUTY
                    ((pound symbol) 5.00 fixed duty payable)

Some instruments of transfer are liable to a fixed duty of (pound symbol) 5.00 when the transaction falls within one of the following categories - for which the certificate below may be completed;

         (1) Transfer by way of security for a loan or re-transfer to the original transferor or repayment of a loan.

         (2) Transfer, not on sale and not arising under any contract of sale and where no beneficial interest in the property passes:
                  (a) to a person who is a mere nominee of, and is nominated only by, the transferor; (b) from a mere nominee who has at all times held the property on behalf of the transforee (c) from one nominee to another nominee or the same beneficial owner where the first nominee has at all times held the property on behalf of that beneficial owner. (NOTE - This category does not include a transfer made in any of the following cir4cumstances: (i) by a holder of stock, etc. following the grant of an option to purchase the stock to the person entitled to the option or his nominee; (ii) to a nominee in contemplation of a contract for the sale of the stock, etc. then about to be entered into; (iii) from the nominee of a vendor, who has instructed the nominee orally or by some unstamped writing to hold stock, etc. in trust for a purchaser, to such purchaser.)

*Insert (1)
or (2) I/We hereby certify that the transaction in respect of which this transfer is made is one which falls within the category
                  ..........*  above.  I/We  confirm  that  I/We  have been duly authorised by the transferor to sign this certificate and that the facts of the transactions are within my/our knowledge.

Here set out             .......................................................
concisely the            .......................................................
facts explaining         .......................................................
the transaction          .......................................................
in cases falling         Signature(s)                Description ("Transferor",
within (1) or (2)                                              Solicitor", etc.)
or in any other          ........................    ...........................
case where 50p           ........................    ...........................
fixed duty is            ........................    ...........................
offered                  ........................    ...........................
                         Date....................    ...........................

                                   SCHEDULE 3

                             The Electra Subscribers

Name and Address

Electra Private Equity Partners (a
United Kingdom limited partnership
established under the Partnership Ac
1907 and registered under number
LP4913)
65 Kingsway
London WC2B 6QT
(nominee holder: Kingsway
Nominees Ltd A/C DESEFPEP)

E F Nominees Limited
65 Kingsway
London WC2B 6QT

                                   SCHEDULE 4

                                 European States

(a)      Austria
(b)      Belgium
(c)      Denmark
(d)      Finland
(e)      France
(f)      Germany
(g)      Greece
(h)      Ireland
(i)      Italy
(j)      Luxembourg
(k)      The Netherlands
(l)      Portugal
(m)      Spain
(n)      Sweden
(o)      United kingdom
(p)      Poland
(q)      The Czech Republic
(r)      Hungary
(s)      Switzerland
(t)      Normway
(u)      Turkey

Signed by Peter Wilson                       )
for and on behalf of SAFETY-KLEEN            )    /s/ Peter Wilson
EUROPE LIMITED                               )
in the presence of:-                         )

     /s/ N R W Ross
     N R W Ross


Signed by                                    )    /s/ Henry H. Taylor
for and on behalf of SK EUROPE, INC.         )    Henry H. Taylor
in the presence of:-                         )    President

     /s/ Helen P. Smith
     Helen P. Smith

Signed by                                    )    /s/ Henry H. Taylor
for and on behalf of SAFETY-KLEEN CORP.      )    Henry H. Taylor
in the presence of:-                         )    President
                                             )
     /s/ Helen P. Smith
     Helen P. Smith


Signed by Peter Wilson                       )
for and on behalf of ELECTRA GP (UK)         )
LIMITED a general partner of                 )    /s/ Peter Wilson
ELECTRA PRIVATE EQUITY PARTNERS              )
in the presence of:-                         )

     /s/ N R W Ross
     N R W Ross


Signed by Peter Wilson                       )
for and on behalf of EF NOMINEES LIMITED     )    /s/ Peter Wilson
in the presence of:-                         )
                                             )
     /s/ N R W Ross
     N R W Ross

Signed by C Helyar                           )
                                             )    /s/ C Helyar
for and on behalf of ELECTRA EUROPEAN        )
FUND (GP) LIMITED AS MANAGING                )    C.A.E. Helyar
GENERAL PARTNER OF ELECTRA                   )    Director
EUROPEAN FUND LP                             )

                                   EXHIBIT A


                        ESCROW ACCOUNT INSTRUCTION LETTER

4 August 2000


To:        Ashurst Morris Crisp
           Broadwalk House
           5 Appold Street
           London
           EC2A 2HA

Dear Sirs

ESCROW ACCOUNT INSTRUCTION LETTER


We refer to the agreement dated the same date as this letter (the "AGREEMENT") for the sale and purchase of the issued shares and loan stock held by SK Europe Inc. in Safety-Kleen Europe Limited made between (1) Safety-Kleen Europe Limited (the "COMPANY"), (2) SK Europe, Inc, (the "SELLER"), (3) Safety-Kleen Corp., (4) The Electra Subscribers and (5) Electra European Fund LP (the "BUYER"). Terms defined in the Agreement shall, unless indicated otherwise, have the same meaning when used in this letter.

1.       We irrevocably instruct you to:-

1.1 open one separately designated interest bearing sterling deposit account at National Westminster Bank plc (the "BANK") at its branch at 15 Bishopgate London EC2P 2AP, London, such account to be opened in the name of the Escrow Agent and to be designated as the Escrow Account (the "ESCROW ACCOUNT");

1.2 hold all sums for the time being standing to the credit of the Escrow Account, including all interest accruing on such sums (less any amount debited to the Escrow Account by the Bank in respect of its fees and charges) to our payment order in accordance with the terms of this letter and the Agreement; and

1.3 following receipt of a Payment Notice issued pursuant to paragraph 8 of this letter or a SK Europe Notice issued pursuant to paragraph 9 of this letter indicating that an amount (or amounts) are payable from the Escrow Account, specifying the amount of the payment(s), instruct the Bank to transfer such amount(s) from the Escrow Account to:-

         (a) in the case of an amount due to the Company, to the Escrow Agent's Account, details of which of which are set out in Part 1 of Schedule 1; and

         (b) in the case of an amount due to the Seller, to the Seller's Account, details of which are set out in Part 2 of Schedule 1.


1675502.05

2. Instructions to be given by you to the Bank shall be signed by any one of Mr C Geffen or Mr B Hanton of Ashurst Morris Crisp or if those named partners have ceased to be practicable signatories, by any one of two other partners of your firm as you shall nominate.

3. You shall instruct the Bank to hold the amounts standing to the credit of the Escrow Account from time to time on deposit at the best rate of interest available from the Bank for deposits of similar amounts to those standing to the credit of the Escrow Account and, for quarterly periods or such lesser period, so that transfers can be made from the Escrow Account in accordance with this letter, and you shall instruct the Bank to credit the interest accrued on the amounts in the Escrow Account to that Escrow Account.

4. The Escrow Agent shall not be liable for any loss or damage in respect of any act or omission by it in relation to any matter which is the subject of this letter except any loss or damage arising out of its own fraud, wilful default or gross negligence.

5. You may rely without enquiry on any Notice (including a facsimile message) which appears on its face completed in accordance with this letter. You shall not be required to enquire whether a Notice has been validly given or executed nor shall you be under any liability to any person if the Notice has not been validly given or executed. In accounting to any party for any payment made to you out of the Escrow Account, you may withhold or deduct any sum which you are obliged by law to so withhold or deduct (whether in respect of liability to taxation or otherwise). We authorise you to pay all bank charges, taxation and other liabilities referable to the operation of the Escrow Account (including all interest accruing on such Escrow Account) out of the funds for the time being standing to the credit of the Escrow Account. You shall not be deemed to be a trustee nor shall you have any obligations in connection with the Escrow Account or its administration other than those set out in this letter.

6. The Company shall indemnify the Escrow Agent against all actions, proceedings, claims, demands, liabilities, costs and expenses which it may suffer or incur in connection with the performance of its obligations under this letter, except any arising out of the Escrow Agent's own fraud, wilful action or gross negligence in making any such payment or generally in operating the Escrow Account.

7. You may discharge any instruction to pay any sum out of the Escrow Account by yourself instructing the Bank to do so and you will not be responsible for any delay or failure on the part of the Bank in executing any such instruction or for any loss which any of us may suffer as a result of any action on the part of the Bank in making any such payment or generally in operating the Escrow Account.

8. For the purpose of this letter "Payment Notice" shall mean a notice in writing given by letter or facsimile message in the form signed by:-

         (a) two directors or one director and the secretary of the Company in the form or substantially in the form of the draft notice attached as Appendix A; or

         (b) such other persons as may from time to time be notified to you in accordance with paragraph 11 below in the form or substantially in the form of the draft notice attached as Appendix A.

9. For the purpose of this letter "SK Europe Notice" shall mean a notice in writing given by letter or facsimile message in the form signed by:-

         (a) two directors or one director and the secretary of the Seller in the form or substantially in the form of the draft notice attached as Appendix B; or

         (b) such other persons as may from time to time be notified to you in accordance with paragraph 12 below in the form or substantially in the form of the draft notice attached as Appendix B.

10. For the purpose of this letter "Notice" shall mean, as the case may be, a Payment Notice or a SK Europe Notice or both.

11. The Company may from time to time make changes to the authorised signatories specified by it by notice to you and SK Europe, signed by or on behalf of each of the current authorised signatories of that party, except that in the case of a removal of an authorised signatory, the notice need not be signed by the signatory to be removed. In the case of an addition to the authorised signatories, the notice shall contain a specimen of the signature of the additional signatory.

12. The Seller may from time to time make changes to the authorised signatories specified by it by notice to you and the Company, signed by or on behalf of each of the current authorised signatories of that party, except that in the case of a removal of an authorised signatory, the notice need not be signed by the signatory to be removed. In the case of an addition to the authorised signatories, the notice shall contain a specimen of the signature of the additional signatory.

13. Except in accordance with the above arrangements or in accordance with an order of a competent court, you will not permit any withdrawal to be made from the Escrow Account.

14. Subject to paragraph 15, this letter shall be governed by and construed in accordance with the laws of England.

15. Each of the signatories to this letter hereby acknowledges that the liability of the limited partners in Electra European Fund LP for the purposes of this letter and otherwise is limited and, notwithstanding paragraph 11, shall be regulated in accordance with the law of the jurisdiction in which that partnership is registered or otherwise constituted.

Please confirm your acceptance of the instructions set out in this letter by signing and returning to the Buyer and the Seller the enclosed copies of this letter.

Signed by Peter L. Gillson                        )
                   Direcotr                       )  /s/ For and on behalf of
for and on behalf of ELECTRA                      )  Electra European Fund (GP)
EUROPEAN FUND LP.                                 )  Limited as Managing General
in the presence of:-                              )  Partner

         /s/ S.H. Bell
         S.H. Bell




Signed by                                         )
for and on behalf of ELECTRA                      )  /s/ Pete Wilson
FLEMING PRIVATE EQUITY                            )  /s/ Peter L. Gillson
PARTNERS                                          )
in the presence of:-                              )







Signed by                                         )
for and on behalf of EF NOMINEES                  )  /s/ Pete Wilson
LIMITED                                           )  /s/ Peter L. Gillson
in the presence of :-                             )









Signed by                                         )
for and on behalf of SK EUROPE, INC.              )  /s/ Henry H. Taylor
in the presence of:-                              )  Henry H. Taylor, President
                                                     /s/ Helen P. Smith
                                                     Helen P. Smith




Signed by                                         )
for and on behalf of SAFETY-KLEEN                 )  /s/ Hyman Bielsky
EUROPE LIMITED                                    )  /s/ Peter L. Gillson
in the presence of :-                             )

   /s/ Ashurst Morris Crisp
 ....................................
Acknowledged on behalf of
Ashurst Morris Crisp

Date:  11/8/00

                                   SCHEDULE 1

PART 1
ESCROW AGENT'S ACCOUNT

National Westminster Bank plc
15 Bishopsgate
London   EC2P 2AP

Sort Code 50 - 00 - 00
Account No. 00404241
(or such other account as is nominated
by the Buyer's Solicitors)






PART 2
SELLER'S ACCOUNT



(or such other account as is nominated
by the Seller)

                                   APPENDIX A

                                 PAYMENT NOTICE

To:        Ashurst Morris Crisp
           Broadwalk House
           5 Appold Street
           London
           EC2A 2HA
           ("ESCROW AGENT ")

Copy to:
           SK Europe, Inc.
           1301 Gervais Street
           Columbia, South Carolina
           United States of America
           29201

Dear Sirs

We refer to the Escrow Account established in your name pursuant to our letter of instruction dated * 2000 (the "LETTER") in connection with the sale and purchase of the issued shares and loan stock held by SK Europe, Inc. in Safety-Kleen Europe Limited and to the sale and purchase agreement dated the same date as the Letter (the "SALE AND PURCHASE AGREEMENT") in respect of such issued shares and loan stock.

Pursuant to paragraph 8 of the Letter and in accordance with the terms of the Sale and Purchase Agreement we hereby represent to you and [the Company/SK Europe] that we have complied with our obligations under clause 6 of the Sale and Purchase Agreement and we hereby irrevocably instruct you to authorise the Bank to transfer from that account on or as soon as practicable after the date of this letter the amount of (pound symbol)* to the account of [the Escrow Agent on behalf of the Company]/[the Seller] as specified in the Letter [and the amount of (pound symbol)* to the account of the Seller] as specified in the Letter [INSERT DETAILS AS APPROPRIATE] which represents the amount required to be paid to the [Company/Seller] in accordance with the Sale and Purchase Agreement.




 ...................................           ..................................
Director of the Safety-Kleen Europe           Director/Secretary of Safety-Kleen
Limited                                       Europe Limited

Date:                                               Date:

                                   APPENDIX B

                                SK EUROPE NOTICE

To:        Ashurst Morris Crisp
           Broadwalk House
           5 Appold Street
           London
           EC2A 2HA
           ("ESCROW AGENT ")

Copy to:
           Safety-Kleen Europe Limited
           390 London Road
           Isleworth, Middlesex
           United Kingdom TW7 5AN

Dear Sirs

We refer to the Escrow Account established in your name pursuant to our letter of instruction dated * 2000 (the "LETTER") in connection with the sale and purchase of the issued shares and loan stock held by SK Europe, Inc. in Safety-Kleen Europe Limited and to the sale and purchase agreement dated the same date as the Letter (the "SALE AND PURCHASE AGREEMENT") in respect of such issued shares and loan stock.

Pursuant to paragraph 9 of the Letter and in accordance with the terms of the Sale and Purchase Agreement we hereby represent to you and the Company that we have complied with our obligations under clause 6 of the Sale and Purchase Agreement and we hereby irrevocably instruct you to authorise the Bank to transfer from that account on or as soon as practicable after the date of this letter the amount of (pound symbol) * to the accouNT Of the Seller as specified in the Letter which represents the amount required to be paid to the Seller in accordance with the Sale and Purchase Agreement.




 ..............................              ....................................
Director of the SK Europe Inc.              Director/Secretary of SK Europe Inc.


Date:                                               Date:

                                   EXHIBIT B




                                   DATED 11 August 2000
                                   ------------------

                         (1) SAFETY-KLEEN EUROPE LIMITED

                                     - and -

                             (2) SAFETY-KLEEN CORP.

                                     - and -

                          (3) SAFETY-KLEEN SYSTEMS INC.

                                     - and -

                                (4) THE MANAGERS

                                     - and -

                               (5) SK EUROPE, INC.

                                     - and -

                       (6) ELECTRA PARTNERS EUROPE LIMITED

                                     - and -

                           (7) THE ELECTRA SUBSCRIBERS

             -------------------------------------------------------


                                 DEED OF RELEASE

             -------------------------------------------------------

                              ASHURST MORRIS CRISP
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 0207-638-1111
                               Fax: 0207-972-7990
                          BJH/TOH/E450.00023/1675332.DOC



Europe-1675332.08

THIS DEED OF RELEASE is made on 21 August 2000

BETWEEN:-

(1) SAFETY-KLEEN EUROPE LIMITED whose registered office is at 390 London Road, Isleworth, Middlesex TW7 5AN ("SAFETY-KLEEN EUROPE");

(2)       SAFETY-KLEEN  CORP.  whose  registered  office is 1301 Gervais Street,
          Columbia,   South   Carolina   29201,   United   States   of   America
          ("SAFETY-KLEEN CORP.);

(3) SAFETY-KLEEN SYSTEMS INC. whose registered office is 1301 Gervais Street, Columbia, South Carolina 29201, United States of America; ("SAFETY-KLEEN SYSTEMS");

(4)       THE PERSONS whose names are set out in schedule 1;

(5) SK EUROPE, INC. whose registered office is at 1301 Gervais Street, Columbia, South Carolina 29201, United States of America (SK EUROPE");

(6) ELECTRA PARTNERS EUROPE LIMITED (previously Electra Fleming Limited) whose registered office is at 65 Kingsway, London, WC2B 6QT; and

(7)       THE  ELECTRA  SUBSCRIBERS  whose  names and  addresses  are set out in schedule 2 ("ELECTRA Subscribers").


RECITALS

(A) Certain of the parties hereto are parties to a Subscription and Shareholders' Agreement dated 23 December 1998, as amended pursuant to variation agreements made between such parties in March 1999 (the "SUBSCRIPTION AGREEMENT"), and certain of the parties hereto are also parties to (i) a Contribution Agreement, dated as of December 23, 1998 (the "CONTRIBUTION AGREEMENT"), among SK Europe, Safety-Kleen Europe and Safety-Kleen Corp., (ii) a Trademark Licence, dated as of December 23, 1998 (the "TRADEMARK LICENCE"), between Safety-Kleen Systems and Safety-Kleen UK Limited, a corporation organised under the laws of the United Kingdom, and (iii) a Services Agreement, dated as of December 23, 1998, between Safety-Kleen Systems and Safety-Kleen Europe (the "SERVICES AGREEMENT").

(B) As of the date hereof, Safety-Kleen Europe, SK Europe, Safety-Kleen Corp., the Electra Subscribers and Electra European Fund LP are entering into an agreement for the sale and purchase of shares and loan stock held by SK Europe in Safety-Kleen Europe (the "SALE AND PURCHASE AGREEMENT").

(C) The parties have agreed to release SK Europe from its obligations under the Subscription Agreement with immediate effect from the date hereof upon the terms of this deed.

NOW THIS DEED WITNESSES AS FOLLOWS:-

1.        RELEASE

          Safety-Kleen Europe, the Persons whose names are set out in schedule 1, Electra Partners Europe Limited and the Electra Subscribers (each, a "HOLDER") and their respective affiliates, for themselves and their respective predecessors, successors and assigns (each, a "RELEASOR"), in accordance with Section 3.3 of the Sale and Purchase Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, hereby release, waive and discharge Safety-Kleen Corp., Safety-Kleen Systems, SK Europe and their respective affiliates (each, a "RELEASEE"), from all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialities, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, expenses, executions, affirmative defenses, demands and other obligations or liabilities whatsoever, in law or equity (together "CLAIMS") which each Releasor now has or ever had or may have against any Releasee, that are based upon or arise in respect of Safety-Kleen Corp.'s or any of its affiliates' shareholding or loan stock holding in Safety-Kleen Europe including, without limitation, its obligations under the Subscription Agreement; PROVIDED HOWEVER, that nothing in this deed shall apply to any Claim a Holder has against a Releasee pursuant to any agreement, arrangement, contract or understanding between such Holder and such Releasee other than the Subscription Agreement or Articles of Association of the Company.

2.        TERMINATION OF SUBSCRIPTION AGREEMENT

          The parties hereto agree that, effective as of the date hereof, the Subscription Agreement shall cease and terminate with respect to SK Europe without, subject to clause 1 above, further obligation or liability to SK Europe or any other Releasees thereunder whether for preceding or antecedent breach or otherwise with respect thereto.

3.        FURTHER ASSURANCES

          The parties undertake to each other that they shall forthwith upon reasonable request of any of the other parties hereto (and at the requesting parties' cost) execute and deliver such further documents and deeds as the other parties shall reasonably require in order to give full effect to the terms of this deed.

4.        REPRESENTATIONS AND WARRANTIES

4.1 Each Holder represents, severally, to SK Corp., SK Europe and their respective affiliates that:

          (a) such Holder is the legal owner of the shares in Safety-Kleen Europe set against such person's name in Schedule 1;

          (b)       the  number of shares  set  against  such  person's  name in
                    Schedule 1 is the number of shares currently held by such Person in Safety-Kleen Europe; and

          (c) other than in the case of a beneficial interest held by another Holder, no person has any right, title or interest (beneficial or otherwise) in any of the shares in Safety-Kleen Europe set against the Holder's name in
                    Schedule 1 save that Ogier Trustee Limited holds the shares listed against its name in schedule 1 on trust for the benefit of the existing and future employees of Safety-Kleen Europe and its subsidiary companies from time to time.

4.2 Safety-Kleen Europe represents to SK Corp., SK Europe and their respective affiliates that no person or entity, other than the parties listed in Schedule 1, is registered as a shareholder of shares in Safety-Kleen Europe and, except as is provided for in clause 4.1(a) above, to its knowledge no person or entity, other than the parties listed in Schedule 1, holds any shares in Safety-Kleen Europe.

5.        COUNTERPARTS

          This deed may be executed in any number of counterparts by the parties to it in separate counterparts, each of which when so executed and delivered shall be an original and so that all counterparts shall together constitute one and the same instrument.

6.        GOVERNING LAW

          This deed shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings and/or to settle any disputes which may arise out of or in connection with this deed and, for these purposes, each party irrevocably submits to the jurisdiction of the English courts.

IN WITNESS whereof this deed has been duly executed on the date first above written.

                                   SCHEDULE 1

NAME                                                           NUMBER OF SHARES

Hyman Bielsky                                                     186,000

Marietta Bielsky                                                   48,000

Stephen Bielsky                                                    66,000

Herbert Hartmann                                                   60,000

Antonio Garcia                                                     75,000

George Nason                                                       10,000

Helen Nason                                                        10,000

Steve Hilton                                                       20,000

John Ferguson                                                      10,000

Victoria Ferguson                                                  10,000

Electra Private Equity Partners                                 2,506,067

EF Nominees Limited                                               133,933

SK Europe Inc.                                                  2,640,000

John Ayles                                                         20,000

Caroline Ayles                                                     10,000

Melanie Thornback                                                  17,100

Malcolm Williamson/Clive Richardson                                11,900

Clive Richardson/Sally Richardson                                  12,000

Ogier Trustee Limited                                              75,000

Nigel Thornback                                                    34,000

                                   SCHEDULE 2

                             THE ELECTRA SUBSCRIBERS

Electra Private Equity Partner
(a United Kingdom limited partnership
established under the Partnership Act 1907
and registered under number LP4913)
65 Kingsway
London WC2B 6QT

(Nominee holders Kingsway
Nominees Limited A/C DESEFPEP)

E F Nominees Limited
65 Kingsway
London WC2B 6QT

Signed by                                              )
                                                       ) /s/ Hyman Bielsky
for and on behalf of SAFETY-KLEEN EUROPE               ) /s/ Peter L. Gillson
LIMITED  in  the presence of:-                         )




Signed by /s/ Henry H. Taylor                          )
              Henry H. Taylor, Secretary               )
                                                       )
for and on behalf of SK EUROPE, INC. in the            )
presence of:-                                          )
          /s/ Helen P. Smith
              Helen P. Smith


Signed by /s/ Henry H. Taylor                          )
              Henry H. Taylor, Secretary               )
                                                       )
for and on behalf of SAFETY-KLEEN CORP. in the         )
presence of:-                                          )
          /s/ Helen P. Smith
              Helen P. Smith


Signed by /s/ Henry H. Taylor                          )
              Henry H. Taylor, Secretary               )
                                                       )
for and on behalf of SAFETY-KLEEN SYSTEMS              )
INC. in the                                            )
presence of:-
          /s/ Helen P. Smith
              Helen P. Smith

Signed by                                              )
                                                       ) /s/ Peter Wilson
for and on behalf of ELECTRA GP (UK) LIMITED           ) /s/ Peter L. Gillson
as general  partner of ELECTRA PRIVATE EQUITY          )
PARTNERS                                               )
in the presence of:-                                   )




Signed by                                              )
                                                       ) /s/ Peter Wilson
for and on behalf of E F NOMINEES LIMITED              ) /s/ Peter L. Gillson
in the presence of:-                                   )




Signed by                                              )
                                                       ) /s/ Peter Wilson
for and on behalf of ELECTRA PARTNERS                  ) /s/ Peter L. Gillson
EUROPE  LIMITED  in the presence of:-                  )




Signed by HYMAN BIELSKY in the presence of:-           ) /s/ Hyman Bielsky
                                                         /s/ Peter L. Gillson



Signed for and on behalf of JOHN FERGUSON by his       ) /s/ Hyman Bielsky
attorney HYMAN BIELSKY in the presence of:-            ) /s/ Peter L. Gillson




Signed for and on behalf of ANTONIO GARCIA by          ) /s/ Hyman Bielsky
his attorney HYMAN BIELSKY in the presence of:-        ) /s/ Peter L. Gillson

Signed for and on behalf of HERBERT HARTMANN           ) /s/ Hyman Bielsky
by his attorney HYMAN BIELSKY in the presence          ) /s/ Peter L. Gillson
of:-                                                   )




Signed for and on behalf of NIGEL THORNBACK by         ) /s/ Hyman Bielsky
his attorney HYMAN BIELSKY in the presence of:-        ) /s/ Peter L. Gillson




Signed for and on behalf of STEVEN HILTON by his       ) /s/ Hyman Bielsky
attorney HYMAN BIELSKY in the presence of:-            ) /s/ Peter L. Gillson




Signed for and on behalf of GEORGE NASON by his        ) /s/ Hyman Bielsky
attorney HYMAN BIELSKY in the presence of:-            ) /s/ Peter L. Gillson




Signed for and on behalf of MARIETTA BIELSKY           ) /s/ Hyman Bielsky
by her attorney HYMAN BIELSKY in the presence          ) /s/ Peter L. Gillson
of:-                                                   )



Signed for and on behalf of STEPHEN BIELSKY by         ) /s/ Hyman Bielsky
his attorney HYMAN BIELSKY in the presence of:-        ) /s/ Peter L. Gilson

Signed for and on behalf of MELANIE                    ) /s/ Hyman Bielsky
THORNBACK by her attorney HYMAN BIELSKY                ) /s/ Peter L. Gilson
in the presence of:-                                   )




Signed for and on behalf of VICTORIA FERGUSON          ) /s/ Hyman Bielsky
by her attorney HYMAN BIELSKY in the presence          ) /s/ Peter L. Gilson
of:-                                                   )




Signed for and on behalf of HELEN NASON by her         ) /s/ Hyman Bielsky
attorney HYMAN BIELSKY in the presence of:-            ) /s/ Peter L. Gilson




Signed for and on behalf of JOHN AYLES by his          ) /s/ Hyman Bielsky
attorney HYMAN BIELSKY in the presence of:-            ) /s/ Peter L. Gilson




Signed for and on behalf of CAROLINE AYLES by          ) /s/ Hyman Bielsky
her attorney HYMAN BIELSKY in the presence of:-        ) /s/ Peter L. Gilson




Signed for and on behalf of MALCOLM                    )
WILLIAMSON/CLIVE RICHARDSON AS TRUSTEES                ) /s/ Hyman Bielsky
OF RUFF SETTLEMENT by their attorney HYMAN             ) /s/ Peter L. Gilson
BIELSKY in the presence of:-                           )

    /s/ illegible signature

Signed for and on behalf of CLIVE                      )
RICHARDSON/SALLY RICHARDSON AS TRUSTEES                ) /s/ Hyman Bielsky
OF THORNBACK SETTLEMENT by their attorney HYMAN        ) /s/ Peter L. Gilson
BIELSKY in the presence of:-                           )

    /s/ illegible signature



Signed by /s/ Simon J. Willing                         )
                                                       ) /s/ Simon J. Willing
for and on behalf of OGIER TRUSTEE LIMITED in          ) /s/ illegible signature
the presence of:-                                      )

                                   EXHIBIT C


                              DATED 11 August 2000
                                ----------------

                           SAFETY-KLEEN SYSTEMS, INC.

                                     - and -

                           SAFETY-KLEEN EUROPE LIMITED

            --------------------------------------------------------


                                DEED OF AMENDMENT

            --------------------------------------------------------








                              ASHURST MORRIS CRISP
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 0207-638 1111
                               Fax: 0207-972 7990

                          BJH/TOH/E45000023/1739886.DOC

THIS DEED OF AMENDMENT is made on 11 August 2000

BETWEEN:-

(1) SAFETY-KLEEN SYSTEMS, INC. whose registered office is at 1301 Gervais Street, Columbia, South Carolina 29201, United States of America; and

(2) SAFETY-KLEEN EUROPE LIMITED whose registered office is at Safety-Kleen House, 390 London Road, Isleworth, Middlesex, TW7 5AN.

RECITALS

(A) The parties hereto are parties to an agreement for the provision of services dated 23 December 1998 (the "SERVICES AGREEMENT").

(B) The parties have agreed to enter into this deed of amendment to amend the Services Agreement in the manner set out below.

THE PARTIES HEREBY AGREE AS FOLLOWS:-

1.        INTERPRETATION

          Terms defined in the Services Agreement shall unless otherwise specifically defined herein bear the same meaning in this deed.

2.        AMENDMENTS

          With effect from the date hereof the Services Agreement is amended as follows:-

2.1 the recitals are amended by inserting the following paragraph as an additional recital:

          "WHEREAS it is intended that Safety-Kleen will provide such selected computer support services until such time as the Company has procured computer services of a similar nature to the computer services to be provided by Safety-Kleen hereunder from an alternative source and it is intended that the Company shall use reasonable endeavours to obtain such alternative computer services by 1 June 2001;"

2.2 in section 1.1 of the Services Agreement the words "until the Estimate Anniversary (as defined herein)" are deleted and replaced with the words "subject to section 5.6, until 31 December 2001";

2.3 section 1 of the Services Agreement is amended by inserting the following wording after section 1.3 as a new clause 1.4: "1.4 COMPUTER SERVICES means the Operational Services and the Financial Services.";

2.4 section 3(a) of the Services Agreement shall be deleted in its entirety and replaced with "Intentionally Omitted";

2.5 in section 3(b) of the Services Agreement, the words "Until the Estimate Anniversary" are deleted and replaced with the words "Subject to section 5.6, until 31 December 2001", and the words "which obligation may require Additional Costs to be incurred, including as a result of Safety-Kleen's agreement to a modification to a Services Contract or its procurement of substitute Operational Services or contract rights, provided that such Additional Costs shall be borne by the parties in accordance with Section 3(c)" are deleted;

2.6 section 3(c) of the Services Agreement shall be deleted in its entirety;

2.7 in section 5.1(iv) of the Services Agreement the words "following eighteen (18) months after the date hereof" are deleted and replaced with the words "subject to clause 5.6, following 1 June 2001";

2.8 in section 5.2(ii) of the Services Agreement the words "following the date that Safety-Kleen ceases to hold more than 20 per cent. of the voting rights of the Company" are deleted and replaced with the words "following 1 June 2001";

2.9 in section 5.3(b) the words "pursuant to section 5.1 and/or 5.2 above" are replaced with the words "pursuant to this Agreement";

2.10      section 5 is amended by inserting the following  clauses after section
          5.4 as a new clause 5.5 and a new clause 5.6:

          "5.5 FURTHER ASSURANCES. Safety-Kleen shall, upon reasonable request from the Company provide, at the Company's expense, such reasonable assistance as is requested by the Company for the purpose of facilitating any discussions the Company has with any suppliers to the Company or Safety-Kleen regarding independent supply to the Company or any of its affiliates."

          "5.6 DISCONTINUANCE OF COMPUTER SERVICES

          (i) The Company shall use its reasonable endeavours to procure services, of a nature similar to the Computer Services (in terms of scope, frequency and quality), from a party other than Safety-Kleen ("Alternative Computer Services") by 1 June 2001.

          (ii) Following 1 June 2001, if the Company has not secured Alternative Computer Services it may elect to continue receiving the Computer Services and Service Contract Rights by giving notice, on a monthly basis, to Safety-Kleen of its election to continue to receive such Computer Services and Service Contract Rights, such notice to be served by no later than 5 days before 1 June 2001, and thereafter 5 days before the first day of each subsequent month provided that Safety-Kleen shall be entitled to elect to cease supplying Computer Services and Service Contract Rights to the Company after 31 December 2001 by serving 30 days prior notice on the Company of its intention to cease supplying such services.";

2.11      Section 6.1 of the Services Agreement is replaced with the following:

          "In consideration of the Services, the price to be paid by the Company will, subject to as is hereinafter provided, be $1.00 per individual service performed (other than with respect to Safety Micron Systems for which there shall be no fee charged) (the "Service Fee"), provided that for each year commencing on 1 January 2000 and thereafter the Service Fee shall be adjusted as of 1 January of such year to reflect the change in the CPI (as herein defined) from the prior year, provided further that the Service Fee shall be reduced to $0.75 per individual service performed as of the Financial Services Termination Date if the Company has elected to terminate the Financial Services in accordance with Section 5.1 and provided further that the Service Fee shall be reduced by an amount to be agreed per individual service performed if the Company has elected to terminate the accounts receivable and billing services provided by Safety-Kleen to the Company by serving 30 days notice on Safety-Kleen of its intention to cease receiving such services and provided further that the Service Fee shall be reduced by an amount to be agreed per individual service performed if the Company has elected to terminate the sales order processing services provided by Safety-Kleen to the Company by serving 30 days' notice on Safety-Kleen of its intention to cease receiving such services. In consideration of Safety-Kleen providing the Computer Services after 1 June 2001 in accordance with Section 5.6(ii), the Service Fee shall be increased by an additional 25% per individual service performed after 1 June 2001. The Company shall also reimburse Safety-Kleen for any out of pocket costs or expenses incurred by Safety-Kleen in providing the Consulting Services. The Service Fee payable hereunder shall be payable net of the costs incurred by the Company, as verified to Safety-Kleen, to ensure that the standard of the Services is the same as the standard of similar services provided by Safety-Kleen to the Company or any of its subsidiary companies prior to 23 December 1998. For purposes of this Agreement, "CPI" means, the Consumer Price Index - All Urban Consumers (all items) for the United States as published by the US Department of Labour, Bureau of Labour Statistics."

2.12 In Section 9.1 the words "with Sections 3, 5.1 and 5.2" are replaced with the words "with Sections 3 and Section 5".

3.        NO FURTHER AMENDMENT

          Other than as set out in clause 2 of this deed:

3.1 nothing contained in this deed shall prejudice or affect the rights of the parties created by the Services Agreement; and

3.2 the Services Agreement, as duly amended by this deed, shall continue in full force and effect unless and until terminated in accordance with its terms.

4.        FURTHER ASSURANCES

          The parties hereto undertake to each other that they shall forthwith upon the reasonable request of the other party (and at the requesting parties cost) execute and deliver such further documents and deeds as the other party shall reasonably require in order to give full effect to the terms of this deed.

5.        COUNTERPARTS

          This deed may be executed in any number of counterparts by the parties to it on separate counterparts, each of which when so executed and delivered shall be an original and so that all counterparts shall together constitute one and the same instrument.

6.        GOVERNING LAW

          This deed shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings and/or to settle any disputes which may arise out of or in connection with this deed and, for these purposes, each party irrevocably submits to the jurisdiction of the English courts.

IN WITNESS whereof this deed has been executed and delivered as a deed on the date first above written.

Signed by                     ) /s/ Henry H. Taylor   Henry H. Taylor, President
for and on behalf of          ) /s/ Helen P. Smith    Helen P. Smith
SAFETY-KLEEN SYSTEMS, INC.    )
in the presence of:-




Signed by                     )
for and on behalf of          )  /s/ Hyman Bielsky
SAFETY-KLEEN EUROPE           )
LIMITED                       )

in the presence of:-

     /s/ P. Wilson

                                   EXHIBIT D

                             Dated 11 August 2000





                             SAFETY-KLEEN UK LIMITED

                                      and -

                               SAFETY-KLEEN CORP.






                       ----------------------------------
                          SHORT FORM LICENCE AGREEMENT
                       ----------------------------------





                              ASHURST MORRIS CRISP
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 0207-638 1111
                               Fax: 0207-972 7990

                                     MAL/LAK

[New York #785159 v2]

                                    CONTENTS

CLAUSE                                                                      PAGE

1.   GRANT...................................................................1
2.   QUALITY.................................................................2
3.   USE OF THE TRADE MARKS..................................................2
4.   TERMINATION.............................................................3
5.   CONFIDENTIALITY.........................................................3
6.   GENERAL.................................................................3

SCHEDULE 1...................................................................5
Results of Trade Mark Searches...............................................5
SCHEDULE 2...................................................................9
Services.....................................................................9

THIS AGREEMENT is made on                                       2000
BETWEEN:-

(1) SAFETY-KLEEN UK LIMITED of Safety-Kleen House, 390 London Road, Isleworth, Middlesex TW7 5AN (the "Licensor"); and

(2)      SAFETY-KLEEN CORP., a Delaware corporation (the "Licensee").

RECITALS

(A) The Licensor is the proprietor of the registered trade marks and applications therefor (the "Trade Marks") particulars of which are set out in schedule 1.

(B) The Licensee wishes to use the Trade Marks solely for the purposes of providing certain services as described in schedule 2 (the "Services") at United States military bases in those jurisdictions where the Trade Marks are registered (the "Military Bases") and the Licensor is willing to permit the Licensee to do so on the terms and conditions set out herein.

(C) On June 9, 2000, Licensee and certain of its direct and indirect subsidiaries each filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware initiating cases (the "Cases") under chapter 11 of title 11, United States Code (the "Bankruptcy Code") and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

THE PARTIES AGREE AS FOLLOWS:-

1.       GRANT

1.1      (a)   In  consideration  of  the  sum  of  (pound  symbol) l.00 paid by the  Licensee  to the  Licensor,  receipt  of which the  Licensor acknowledges,  the  Licensor  hereby  grants to the  Licensee  an exclusive perpetual  royalty-free  licence to use the Trade Marks solely for the purpose of providing  the Services at the Military
               Bases in accordance  with  reasonable  specifications  laid down, directions  given,  and  information  supplied  in writing by the
               Licensor  or by  persons  authorised  to  act  on  behalf  of the
               Licensor  from time to time.  This  licence  is  personal  to the
               Licensee and the benefit of it may not be assigned,  sub-licensed or  otherwise  transferred  (including,  without  limitation,  by operation of law) or have a trust  declared over it,  without the prior  written  consent of the Licensor,  not to be  unreasonably withheld  or delayed  provided,  that  Licensee  may assign  this
               Agreement, and its rights and obligations hereunder to any of its
               Affiliates,   provided,  further,  that  it  procures  that  such
               Affiliates are bound by the provisions of this agreement.

         (b) For the purposes of this agreement, "Affiliate" means, in relation to any company, any subsidiary or holding company of such company or any subsidiary of such holding company, "subsidiary" and "holding company" having the meaning given to them in s. 736 of the UK Companies Act 1985.

1.2 The Licensee will (at the reasonable request of Licensor and at the Licensee's cost) join with the Licensor in making applications to any trade mark registries or equivalent in the Jurisdictions where the Military Bases are situated for the purposes of registering the grant of this licence.

1.3 The Licensee hereby agrees that upon any amendment or termination of this agreement the Licensee will at the Licensee's cost execute any documents that the Licensor may reasonably request the Licensee to execute for the purpose of applying for variation or cancellation of the entry of the Licensee on any trade marks registry or equivalent as a licensee of the Trade Marks.

1.4 For the avoidance of doubt nothing in this licence shall preclude the Licensor from using the Trade Marks within the countries in which they are registered (or where applications therefor have been filed) for any purpose whatsoever including in connection with any products or services it or its licensees or affiliates provide in or to any Military Base.

2.       QUALITY

2.1 The Licensee undertakes to conform with the high standards of quality that the public has come to associate with the Trade Marks, and such reasonable standards as may be prescribed in writing by the Licensor from time to time and provided to Licensee, in relation to the use of the Trade Marks under this agreement and, in any event, to conform with a standard of no lesser quality than that currently applied to Licensee's products and services.

3.       USE OF THE TRADE MARKS

3.1      The Licensee undertakes:-

         (a) to use the Trade Marks without alteration or modification and only in such manner and with such acknowledgement of proprietorship as shall from time to time be stipulated by the Licensor;

         (b) only to use the Trade Marks in relation to the Services at the Military Bases; and

         (c) that it will not do or omit to do any act, matter or thing reasonably likely to injure the reputation or distinctiveness of the Trade Marks.

3.2 The use of the Trade Marks by the Licensee shall at all times be in keeping with and seek to maintain their distinctiveness and reputation as determined by the Licensor and the Licensee shall forthwith cease any use not consistent therewith as the Licensor may reasonably require.

3.3 All use of the Trade Marks by the Licensee shall be for the benefit of the Licensor and any goodwill accrued to the Licensee in respect of the Trade Marks shall accrue to and be held in trust by the Licensee for the Licensor which goodwill the Licensee agrees to assign to the Licensor at its request at any time whether during or after the term of this agreement.

4.       TERMINATION

4.1 The Licensor may forthwith terminate this agreement by written notice in any of the following circumstances:-

         (a) if the Licensee is in breach of any material obligation or condition of this agreement, provided that, in the case of a breach capable of remedy, it shall not have been remedied within 30 days of written notice to the Licensee specifying the breach and requiring its remedy; or

         (b) if after the closing of all of the Cases, the Licensee once again becomes insolvent, has a receiver appointed over the whole or any part of its assets, enters into a compromise with its creditors generally, or has an order made or resolution passed for it to be wound up (otherwise than in furtherance of a scheme of amalgamation or reconstruction).

5.       CONFIDENTIALITY

         The Licensee undertakes to keep confidential all information imparted to it by the Licensor (save insofar as the same may be in, or come into, the public domain other than by the fault of the Licensee) and not to use or disclose the same other than for the purpose of this agreement or as may be required by law or regulation.

6.       GENERAL

6.1 Any notice required to be given by either party to the other in relation to this agreement shall be in writing and sent by registered post to the last known address of the recipient and in absence of acceptable proof of receipt, shall be deemed to have been properly given and received eight days after posting.

6.2 The headings in this agreement are inserted only for convenience and shall not affect its construction.

6.3 This agreement (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this agreement) shall be governed by and construed in accordance with English law and the English courts shall have exclusive jurisdiction in relation to it.

6.4      (a)   The Licensor agrees that the  Licensee shall have  no  liability, and the Licensor will indemnify,  defend  and  hold  the Licensee harmless  from  and  against  any  and  all  damages, liabilities and  attorneys' fees  incurred  by the  Licensee in defending any third-party claims
               undertrade  mark,  unfair   competition    or   deceptive   trade
               practices  arising  exclusively out of the use by the Licensee of the Trade Marks  pursuant to and in accordance  with the terms of this agreement; provided, that the Licensee shall be obligated at all times to use its  reasonable  endeavours to minimise any such damages,  liabilities  or fees, and provided,  further,  that the
               Licensee  shall be obligated  to notify the Licensor  promptly in writing of any claim of any rights in the Trade Marks,  or in any confusingly  similar trade mark,  service mark, trade name, trade dress or domain  name at the  Military  Bases or any  claim  that
               Licensee's use of the Trade Marks under this Agreement  infringes the trade mark  rights or other  proprietary  rights of any other person or entity.  The Licensee shall take no action with respect to any such  infringement,  claim or  action  without  the  prior written  consent of the  Licensor  which may be  withheld  in the
               Licensor's absolute  discretion.  For the avoidance of doubt, the
               Licensor  shall not be liable to the Licensee for any indirect or
               consequential   loss  or  damage   including   loss  of  profits,
               contracts, business or opportunity (even if such loss or damage was reasonably foreseeable).

         (b) The Licensee agrees to indemnify, defend and hold the Licensor harmless from and against any and all damages, liabilities and attorneys' fees incurred by the Licensor in defending any third party claims arising exclusively from any misuse by the Licensee of the Trade Marks under this Agreement; provided, that the Licensor shall be obligated at all times to use its reasonable endeavours to minimise any such damages, liabilities or fees and to notify the Licensee promptly in writing after Licensor becomes aware of any such claim.

6.5 If any provision of this agreement is or becomes (whether pursuant to any judgment or otherwise) invalid, illegal or unenforceable in any respect under the law of any jurisdiction:

         (a) the validity, legality and enforceability under the law of that jurisdiction of any other provision; and

         (b) the validity, legality and enforceability under the law of any other jurisdiction of that or any other provision,

         shall not be affected or impaired in any way thereby.

6.6 This agreement may only be amended by a document in writing signed by the parties.

IN WITNESS whereof this agreement has been executed on the date first above written.

                                                      SCHEDULE 1
                                            RESULTS OF TRADE MARK SEARCHES

/
---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       Austria             Safety Kleen Corp.       3, 7, 37, 40        Registered
128289
--------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN                    Austria             Safety Kleen Corp.       3, 7, 37, 40        Registered
128290
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Benelux             Safety Kleen Corp.       7                   Registered
334880
--------------------------------------------------------------------------------------------------------------------
SK                                 Benelux             Safety Kleen Corp.       3, 6, 37, 40        Registered
490763
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Benelux             Safety Kleen Corp.       3, 7, 37, 40        Registered
490764
--------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 Benelux             Safety Kleen Corp.       3                   Registered
634449
--------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       France              Safety Kleen Corp.       7                   Registered
1321801
--------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       France              Safety Kleen Corp.       3, 7, 36, 37        Registered
1629087
--------------------------------------------------------------------------------------------------------------------
SK (and design)                    France              Safety Kleen Corp.       3, 7, 36, 37        Registered
1629088
--------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 France              Safety Kleen Corp.       3                   Registered
98718194
--------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       Germany             Safety Kleen Corp.       36, 37, 40          Registered
1032615
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       Germany             Safety Kleen Corp.       7                   Registered
965607.
--------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       Germany             Safety Kleen Corp.       7                   Registered
971195
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Germany             Safety Kleen Corp.       1, 36, 37, 40       Registered
2027900
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Germany             Safety Kleen Corp.       1, 37, 40           Registered
2029187
---------------------------------------------------------------------------------------------------------------------
WE CARE (and design)               Germany             Safety Kleen Corp.       35, 42              Registered
2092791
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Italy               Safety Kleen Corp.       7                   Registered
435875
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN (and design)          Italy               Safety Kleen Corp.       3, 7, 40, 42        Registered
603612
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Italy               Safety Kleen Corp.       3, 40, 42           Registered
603613
---------------------------------------------------------------------------------------------------------------------
WE CARE (and design)               Italy               Safety Kleen Corp.       42                  Registered
686218
---------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 Italy               Safety Kleen Corp.       3                   Pending
98743
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Italy               Safety Kleen Corp.       7                   Registered
323707
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Spain               Safety Kleen Corp.       7                   Registered
1115714
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Spain               Safety-Kleen Corp.       37                  Registered
1115715
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Spain               Safety-Kleen Corp.       3                   Registered
1115716
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       37                  Registered
1605914
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       40                  Registered
1605915
---------------------------------------------------------------------------------------------------------------------
WE CARE (and design)               Spain               Safety Kleen Corp.       35                  Application
1793171
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       3                   Registered
2059514
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       40                  Registered
2059515
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       7                   Registered
1605913
---------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 Spain               Safety Kleen Corp.       3                   Registered
2148516
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       3                   Registered
1225688
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       7                   Registered
1225689
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       37                  Registered
1274974
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       40                  Registered
1288712
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       3                   Registered
1225686
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       7                   Registered
1225687
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       37                  Registered
1274975
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       40                  Registered
1288711
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       United Kingdom      Safety-Kleen Corp.       37                  Registered
B1472923
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN (and design)          United Kingdom      Safety Kleen Corp.       3                   Registered
B1472921
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       United Kingdom      Safety Kleen Corp.       40                  Registered
B1472924
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN (and design)          United Kingdom      Safety Kleen Corp.       7                   Registered
1472922
---------------------------------------------------------------------------------------------------------------------


[New York #785159 v2]

                                   SCHEDULE 2
                                    Services

The supplying of products and services at the Military Bases; provided that such products or services do not compete with products or services supplied or offered for supply by Licensor and its Affiliates in the European state in which the Military Base is located.

Signed by                     )
SAFETY-KLEEN UK LIMITED       )  /s/ Hyman Bielsky
on behalf of                  )  /s/ Peter L. Gillson
in the presence of:-          )



Signed by                     )
SAFETY-KLEEN CORP.            )  /s/ Henry H. Taylor   Secretary
on behalf of                  )  /s/ Helen P. Smith    Helen P. Smith
in the precence of:-          )

                         Dated 11 August 2000






                               SAFETY-KLEEN CORP.

                                      and -

                           SAFETY KLEEN SYSTEMS, INC.

                                      and -

                             SAFETY-KLEEN UK LIMITED















                       ----------------------------------
                          DEED OF TRADE MARK ASSIGNMENT
                       ----------------------------------



                              ASHURST MORRIS CRISP
                                 Broadwalk House
                                 5 Appold Street
                                 London EC2A 2HA

                               Tel: 0207-638 1111








[New York #784329 v4]

THIS DEED is made on 11 August 2000

BETWEEN:-

(1)      Safety-Kleen Corp., a Delaware corporation (the "Assignor");

(2)      Safety-Kleen Systems, Inc. a Wisconsin corporation ("SK, Inc."); and

(3) Safety-Kleen UK Limited, a company incorporated under the Laws of England and Wales under company number 1190039 whose registered office is at Safety-Kleen House, 390 London Road, Isleworth, Middlesex TW7 5AN ("the Assignee").

RECITALS

(A) The Assignor is the legal and beneficial owner of: (i) the registered trade marks set out in Schedule 1 (the "Trade Marks"); and (ii) all other trade marks (both registered and unregistered and any applications for registration therefor), trade names, logos and get-up the same as or similar to the Trade Marks in the Territory (as defined below) owned by the Assignor and any domain names incorporating any of them which are registered solely in any Jurisdiction in the Territory by the Assignor or any of its Affiliates (as defined below) other than by Safety-Kleen Europe Limited or any of its wholly-owned subsidiaries (together, the "Other Marks").

(B) The parties to this deed have agreed that the Assignor shall assign the Trade Marks and the Other Marks to the Assignee on the terms set out herein and to execute this assignment and that the trade mark licence attached as appendix I (the "Licence") should be terminated in accordance with the terms of this deed.

(C) On June 9, 2000, Assignor and certain of its direct and indirect subsidiaries each filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") initiating cases (the "Cases") under chapter 11 of title 11, United States Code (the "Bankruptcy Code") and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

THE PARTIES AGREE AS FOLLOWS:-

1.       (a)      For good and valuable consideration,  the Assignor does HEREBY
                  ASSIGN and transfer to the Assignee:

                  (i) with full title guarantee all of its right, title and interest in and to the Trade Marks; and

                  (ii) all of its right, title and interest in and to the Other Marks, or shall procure the assignment and transfer to the Assignee of all right title and interest in and to the

                         Other Marks to the extent they are owned by any of the Licensor's Affiliates, other than Safety-Kleen Europe Limited or any of its subsidiaries,

                  in each case, including all statutory and common law rights attaching thereto and the right to sue for past infringements and to retain any damages obtained as a result of such action.

         (b) For the purposes of this deed, "Affiliate" means, in relation to any company any subsidiary or holding company of such company or any subsidiary of such holding company, "subsidiary" and "holding company" having the meaning given to them in s. 736 of the UK Companies Act 1985.

2. For the purposes of this deed, the "Territory" shall mean those countries listed and described in Schedule 2 attached.

3. The Assignor confirms that this assignment is made with the goodwill attaching to the Trade Marks and the Other Marks and the goodwill of the business in which the Trade Marks and the Other Marks have been used by the Assignor (and the Assignee as licensee under the Licence).

4. The Assignor shall at the expense of the Assignee co-operate with the Assignee and do and execute or procure that there shall be done and executed all such documents, deeds, matters, acts and things as the Assignee may at any time reasonably require properly to vest title in the Trade Marks and the Other Marks or any one or more of them in the Assignee or otherwise to perfect the assignment to the Assignee of the title thereto.

5. The Assignor warrants to the Assignee that it is the sole legal and beneficial owner of the Trade Marks free and clear of all claims, liens and any encumbrances of any type whatsoever ("Encumbrances") and:

         (a)      in respect of each of the registered Trade Marks that:

                  (i) save for the Assignee, the Assignor has appointed no registered users or licensees of any of them nor given any person any permission to use any of them;

                  (ii)     the Assignor has no knowledge of:

                           (A) any infringement of the registration of any of them or any reason why any registration may be capable of being removed from any
                                    trade   marks   register   for  any   reason
                                    whatsoever;

                           (B) any third party objecting to the Assignor's use, registration of or application for those Trade Marks (as the case may be); or

                           (C) any unauthorised or infringing use of the registered Trade Marks.

                           (C) any unauthorised or infringing use of the registered Trade Marks.

         For the purposes of this assignment, "knowledge" means the actual knowledge of the directors and executive officers of the Assignor after having made all reasonable enquiries of the Assignor's employees responsible for the Trade Marks and/or its trade mark lawyers with respect to the Trade Marks.

         (b)      in respect of each of the unregistered Trade Marks that:

                  (i) the Assignor has given no permission to any third party to use any of them; and

                  (ii) to the Assignor's knowledge they are valid and subsisting and no proceedings or claims have been brought or threatened in relation to them.

6.       The Assignor further warrants to the Assignee that:

         (a) the Assignor has obtained all corporate authorisations and all other applicable governmental, statutory, regulatory or other consents, licences, waivers or exemptions required to empower it to enter into and perform its obligations under this deed and each document to be executed by it pursuant to or as a result of this deed;

         (b) other than the transfer effected by this deed, there is no agreement, arrangement or obligation requiring the sale, transfer or licence, or the grant to a person of the right (conditional or not) to require the sale, transfer or licence of the Trade Marks;

         (c) it is not a party to any suit, action or proceeding and has not brought any suit, action or proceeding against any third party for any cause of action relating to the Trade Marks;

         (d) it is not a party to any co-existence, delimitation or settlement agreement whose terms relate to the use of the Trade Marks in any way or in any place.

7.1 Each of the parties to this deed irrevocably agrees that the Licence shall be brought to an end from the date of this deed, and that the rights and obligations of the parties thereto shall be terminated forthwith, save that neither party to this deed releases the other party from any rights that it may have against the other party as a consequence of a third party bringing a claim against a party and such claim arises from, is based upon, or is otherwise attributable to an act or omission of the other party under the Licence.

7.2      Each of the parties agrees that the  termination  provisions set out in section 7 of the Licence, including any payments to reimburse the parties thereto, shall not be enforceable and that other than under section 7.1 of this deed, no party to the Licence shall have a right of action, howsoever arising, under the Licence against any other party to the Licence.

8.1 This deed may be executed in any number of counterparts which together shall constitute one deed. Any party may enter into this deed by executing a counterpart and this deed shall not take effect until it has been executed by all parties.

8.2 Delivery of an executed counterpart of a signature page by facsimile transmission shall take effect as delivery of an executed counterpart of this deed provided that, if such method is adopted, each party shall provide the others with the original of such page as soon as reasonably practicable thereafter.

9.1 Subject to Section 9.3, the parties hereby irrevocably submit to the exclusive jurisdiction of the United States Bankruptcy Court for the District of Delaware for the purpose of any action or proceeding arising out of or relating to this deed and the parties hereby irrevocably agree that all claims in respect of such action or proceeding shall be heard and determined in such court. The parties agree that a final judgement in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

9.2 This deed (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this deed or its promotion) shall be governed by and construed in accordance with English law provided that this clause shall not affect the agreement between the parties hereto with respect to the governing law of the terms of the letter between the Assignor and the Assignee known as the trade mark side letter (the "Side Letter").

9.3 In the event the Bankruptcy Court shall not have jurisdiction or shall decline jurisdiction over any such action or proceeding for any reason whatsoever, each of the parties to this deed irrevocably agrees that the courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings and/or to settle any disputes which may arise out of or in connection with this deed and, for these purposes, each party irrevocably submits to the jurisdiction of the courts of England provided that this clause shall not affect the agreement between the parties hereto with respect to the applicable jurisdiction governing the terms of the Side Letter.

IN WITNESS whereof this agreement has been executed as a deed on the date first above written.

Signed as a deed by                             )
SAFETY-KLEEN CORP.                              )
Acting by a director and its secretary/two      )
directors                                       )

        /s/ D E Thomas
 ..............................................
                                                 Signature of director

        David E. Thomas, Jr.
 ..............................................
                                                 Name of director

        /s/ Henry H. Taylor
 ..............................................
                                                 Signature of director/secretary

        Henry H. Taylor
 ..............................................
                                                 Name of director/secretary

Signed as a deed by                             )
SAFETY-KLEEN SYSTEMS, INC.                      )
Acting by a director and its secretary/two      )
directors                                       )

        /s/ Henry H. Taylor
 ..............................................
                                                 Signature of director

        Henry H. Taylor
 ..............................................
                                                 Name of director

        /s/ H. Lynn Boyette
 ..............................................
                                                 Signature of director/secretary

        H. Lynn Boyette
 ..............................................
                                                 Name of director/secretary

Signed as a deed by                             )
SAFETY-KLEEN UK LIMITED                         )
Acting by a director and its secretary/two      )
directors                                       )

        /s/ Hyman Bielsky
 ..............................................
                                                 Signature of director

        Hyman Bielsky
 ..............................................
                                                 Name of director

        /s/ N. Thomback
 ..............................................
                                                 Signature of director/secretary

        Nigel Thomback
 ..............................................
                                                 Name of director/secretary

                                                      SCHEDULE 1
                                            RESULTS OF TRADE MARK SEARCHES

/
---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       Austria             Safety Kleen Corp.       3, 7, 37, 40        Registered
128289
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN                    Austria             Safety Kleen Corp.       3, 7, 37, 40        Registered
128290
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Benelux             Safety Kleen Corp.       7                   Registered
334880
---------------------------------------------------------------------------------------------------------------------
SK                                 Benelux             Safety Kleen Corp.       3, 6, 37, 40        Registered
490763
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Benelux             Safety Kleen Corp.       3, 7, 37, 40        Registered
490764
---------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 Benelux             Safety Kleen Corp.       3                   Registered
634449
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       France              Safety Kleen Corp.       7                   Registered
1321801
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       France              Safety Kleen Corp.       3, 7, 36, 37        Registered
1629087
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    France              Safety Kleen Corp.       3, 7, 36, 37        Registered
1629088
---------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 France              Safety Kleen Corp.       3                   Registered
98718194
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       Germany             Safety Kleen Corp.       36, 37, 40          Registered
1032615
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       Germany             Safety Kleen Corp.       7                   Registered
965607
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN (and design)          Germany             Safety Kleen Corp.       7                   Registered
---------------------------------------------------------------------------------------------------------------------

*The parties acknowledge that necessary filings have not been made to renew these registrations and therefore they may be removed from the applicable trademark registry.



---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
971195
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Germany             Safety Kleen Corp.       1, 36, 37, 40       Registered
2027900
---------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Germany             Safety Kleen Corp.       1, 37, 40           Registered
2029187
--------------------------------------------------------------------------------------------------------------------
WE CARE (and design)               Germany             Safety Kleen Corp.       35, 42              Registered
2092791
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Italy               Safety Kleen Corp.       7                   Registered
435875
--------------------------------------------------------------------------------------------------------------------
SK (and design)                    Italy               Safety Kleen Corp.       3, 7, 40, 42        Registered
603612
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN (and design)          Italy               Safety Kleen Corp.       3, 40, 42           Registered
603613
--------------------------------------------------------------------------------------------------------------------
WE CARE (and design)               Italy               Safety Kleen Corp.       42                  Registered
686218
--------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 Italy               Safety Kleen Corp.       3                   Pending
98743
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Italy               Safety Kleen Corp.       7                   Registered
323707
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Spain               Safety Kleen Corp.       7                   Registered
1115714
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Spain               Safety Kleen Corp.       37                  Registered
1115715
--------------------------------------------------------------------------------------------------------------------
SAFETY-KLEEN                       Spain               Safety Kleen Corp.       3                   Registered
1115716
--------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       37                  Registered
1605914
--------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       40                  Registered
---------------------------------------------------------------------------------------------------------------------

*The acknowledgment made on the previous page is made also in respect of this mark.



---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
2059514
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       40                  Registered
2059515
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    Spain               Safety Kleen Corp.       7                   Registered
1605913
---------------------------------------------------------------------------------------------------------------------
THE POWER OF WATER                 Spain               Safety Kleen Corp.       3                   Registered
2148516
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       3                   Registered
1225688
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       7                   Registered
1225689
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       37                  Registered
1274974
---------------------------------------------------------------------------------------------------------------------
SK (and design)                    United Kingdom      Safety-Kleen Corp.       40                  Registered
1288712
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       3                   Registered
1225686
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       7                   Registered
1225687
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       37                  Registered
1274975
---------------------------------------------------------------------------------------------------------------------
SK SAFETY KLEEN (and design)       United Kingdom      Safety-Kleen Corp.       40                  Registered
1288711
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       United Kingdom      Safety Kleen Corp.       37                  Registered
B1472923
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN (and design)          United Kingdom      Safety Kleen Corp.       3                   Registered
B1472921
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN                       United Kingdom      Safety Kleen Corp.       40                  Registered
B1472924
---------------------------------------------------------------------------------------------------------------------
SAFETY KLEEN (and design)          United Kingdom      Safety Kleen Corp.       7                   Registered
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Trade mark and number              Jurisdiction        Proprietor               Classes             Status

---------------------------------------------------------------------------------------------------------------------
1472922
---------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2
                                   Territory

All of the countries within the area indicated on the attached map including, without limitation, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden, United Kingdom, Poland, the Czech Republic, Hungary, Switzerland, Norway, Turkey, Slovakia, Iceland, and any dependent territories of any of the foregoing countries which are located on the continent of Europe.

   Inserted here is a map of the territories indicated on the previous page.

                                   Appendix I
                          Trademark Licence Agreement

                           TRADEMARK LICENSE AGREEMENT


                TRADEMARK LICENSE AGREEMENT, dated as of December 23, 1998 (the "AGREEMENT"), by and between SAFETY-KLEEN SYSTEMS, INC. a Wisconsin corporation ("S-K"), and Safety-Kleen UK Limited, a corporation organized under the laws of the United Kingdom ("Licensee").

                                   WITNESSETH:

                WHEREAS, SK Europe, Inc., an indirect wholly-owned subsidiary of S-K ("SKE,"), and Licensee have entered into a Contribution Agreement, dated as of December 23, 1998 (the "Contribution Agreement"), pursuant to which SKE shall receive shares of Licensee and other consideration in exchange for its contribution of the Shares (as defined in the Contribution Agreement) of certain of its subsidiaries to Licensee; and

                WHEREAS, as a condition to the consummation of the Contributions (as defined in the Contribution Agreement) under the Contribution Agreement, S-K and Licensee have agreed to enter into a license agreement for the licensing of the Marks (as defined below) by S-K to Licensee; and

                  WHEREAS, S-K desires to license and Licensee desires to acquire a license to use the Marks solely in connection with the Business (as defined below) of Licensee pursuant to the terms and conditions of this Agreement; and

                WHEREAS, prior to the date hereof, S-K licensed certain of its intellectual property to the Subsidiaries (as defined herein) pursuant to certain arrangements (the "Prior Royalty Arrangements") under which the Subsidiaries made royalty payments to S-K and the parties now wish to terminate these arrangements and enter into this Agreement.

                  NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, and for good consideration acknowledged by each of them to be satisfactory and adequate, the parties hereby agree as follows:

                            SECTION 1 DEFINED TERMS.

                As used in this Agreement, the terms below shall have the following definitions:

                1.1 "AGREEMENT": As defined in the Preamble.

                1.2 "BUSINESS": The Operation and management of the business of Licensee as it relates to the parts cleaner and paint gun cleaner service business as well as the hazardous and/or industrial waste collection and handling, transportation, treatment, recycling, storage, sale of car care chemicals and allied products and disposal business and other businesses as may be approved in writing by S-K in its sole discretion; PROVIDED, however, that if Licensee enters into a new line of business in accordance with the Shareholder Agreements and so long as S-K owns, directly or indirectly, more than thirty-three percent (33 %) of the voting stock of Licensee, such new line of business shall be deemed a part of the Business.

                1.3 "CONFIDENTIAL INFORMATION": Any information and material designated as proprietary or confidential by either party.

                1.4   "CONTRIBUTION AGREEMENT": As defined in the Preamble.

                1.5   "CURE PERIOD": As defined in Section 7.2(b).

                1.6   "EFFECTIVE DATE": December 23, 1998.

                1.7   "LICENSEE INDEMNITEE": As defined in Section 6.2.

                1.8   "LOSSES": As defined in Section 6.1.1.

                1.9 "LISTING": As defined in the Articles of Association of Safety-Kleen Europe Limited, adopted by written resolution on December 23, 1998.

                1.10  "MARKS":   The trademarks  and  service  marks  listed  on
Exhibit A.


                1.11 "MATERIAL BREACH": A breach of this Agreement by Licensee (whether by act or omission) which, in the reasonable written opinion of S-K, materially damages the value or validity of the Marks.

                1.12  "PRIOR ROYALTY ARRANGEMENTS": As defined in the Preamble.


                1.13 "SHAREHOLDER AGREEMENTS": The Subscription and Shareholder Agreement dated as of the Effective Date, among S-K, Licensee and the managers identified therein and the Articles of Association of the Licensee adopted as of the Effective Date.

                1.14  "S-K": As defined in the Preamble.

                1.15  "SKE": As defined in the Preamble.

                1.16 "SUBSIDIARIES": The subsidiaries, of Licensee as listed on Exhibit E, as such Exhibit may be amended from time to time upon the prior written approval of S-K in it sole discretion; provided, however, if Licensee acquires or forms an entity in accordance with the Shareholder Agreements and so long as S-K owns, directly or indirectly, more than thirty-three percent (33%) of the voting stock of Licensee, such entity shall be deemed a Subsidiary.

                1.17  "TRADEMARK LICENSE TERRITORY": As defined in Section 2.3.


                          SECTION 2 TRADEMARK LICENSE.

                2.1 GRANT OF TRADEMARK LICENSE. In consideration of the mutual covenants, agreements, terms and conditions provided herein, S-K hereby grants to Licensee an exclusive, perpetual (unless otherwise terminated pursuant to SECTION 7), nontransferable(except to the extent contemplated by this Agreement) license to use the Marks and the goodwill associated with the Marks in the countries set forth in the Trademark License Territory solely in connection with the Business. S-K retains all rights relating to the Marks not expressly granted to Licensee hereunder, including without limitation, the right to use the Marks outside the Trademark License Territory for any purpose whatsoever; PROVIDED, however, that without the prior consent of Licensee in its sole discretion, S-K shall not use the Marks inside the Trademark License Territory for any purpose other than for uses that are related to the businesses conducted by S-K which involve contracts for on site services at U.S. military bases.

                2.2 TERM. The term of this Agreement shall commence as of the Effective Date of this Agreement and continue in perpetuity unless otherwise terminated pursuant to SECTION 7.

                2.3 TERRITORY. Licensee's right to use the Marks is limited geographically to the countries listed on Exhibit B attached hereto (the "Trademark License Territory"), as such Exhibit may be amended from time to time with S-K's prior written approval in its sole discretion; PROVIDED, however, that (i) if Licensee wishes to extend the Trademark License Territory to any country within the European Union, S-K's approval of such country shall not be unreasonably withheld or (ii) if the Business of the Licensee expands into additional countries in accordance with the Shareholder Agreements and so long as S-K owns, directly or indirectly, more than thirty-three percent (33 %) of the voting stock of Licensee, such country shall be deemed a part of the Trademark License Territory. S-K shall ensure that the registrations of the Marks cover and, if applicable, are extended to cover the Trademark License Territory, to the extent that registrations are available in the Trademark License Territory, as Licensee may reasonably request, PROVIDED that Licensee shall bear all costs related to such additional application, issuance and registration and S-K shall bear any reasonable maintenance costs thereafter.

                2-4 SUBLICENSE. Licensee shall not sublicense the right to use any of the Marks without the prior written consent of S-K. Any agreement pursuant to which Licensee grants such sublicense shall contain clauses that (i) obligate the sublicensee to the terms and conditions of this Agreement, (ii) require the Licensee to remain fully obligated by the terms and conditions of this Agreement and (iii) cause such sublicense to terminate simultaneously with the termination of this Agreement. Licensee shall provide S-K with a fully executed copy of each such sublicense agreement. Notwithstanding the provisions Of this SECTION 2.4, Licensee may sublicense the right to use the Marks to the Subsidiaries without entering into a written sublicense agreement and without obtaining S-K's prior written consent; PROVIDED, however, that (i) such sublicensees shall be obligated by all provisions of this Agreement, (ii) Licensee shall remain fully obligated and liable under the terms of this Agreement for such sublicensees' use of the Marks, (iii) such sublicense shall terminate simultaneously with the termination of this Agreement and (iv) any sublicense with a particular Subsidiary shall immediately terminate consistent with the terms of this Agreement upon that Subsidiary ceasing to be a Subsidiary. Licensee hereby covenants and agrees to immediately terminate any sublicense agreement, pursuant to the terms of that sublicense agreement, upon. a breach thereof by the sublicensee of that sublicense agreement.

                  SECTION 3 QUALITY STANDARDS AND MAINTENANCE.

                3.1 QUALITY STANDARDS. The nature and quality of Licensee's use of the Marks, whether as a corporate name or in the operation of the Business shall conform to all standards of quality established by S-K as specified in Exhibit C attached hereto, as such standards of quality may be reasonably amended from time to time in S-K's sole discretion.

                3.2 FORM OF USE. Licensee may use the Marks only in accordance with the operation of the Business. Licensee shall not use the Marks in combination with any other trademark, service mark, business name, design or logo without the prior written approval of S-K. Licensee shall (i) use its reasonable, diligent efforts to identify the Marks as registered trademarks and services marks, as applicable, by having the appropriate notice of registration and all other notice and legends associated therewith which conform with the requirements of law of the countries in which the Marks are licensed to be used,
(ii) maintain the quality of the products and services offered under each Mark as specified in this SECTION 3 of this Agreement and (iii) not adopt or use any trademark which is confusingly similar or colorable imitation of any Mark.

                3.3 QUALITY MAINTENANCE. Licensee shall cooperate with S-K in facilitating S-K's control of the nature and quality of the goods sold or services provided in connection with any of the Marks. Licensee shall (i) whenever reasonably requested by S-K in writing, submit to S-K samples of any goods bearing any of the Marks, (ii) whenever reasonably requested by S-K, submit to S-K samples of any materials, printed or in any other media, bearing or incorporating the Mark to be distributed in connection with the goods or services provided in connection with the Business, and (iii) use its reasonable, diligent efforts to comply with all applicable laws and regulations and obtain and maintain in effect all appropriate government approvals in connection with
(a) all goods and services provided under the Marks pursuant to this Agreement and (b) any distribution or advertising relating to all goods and services provided under the Marks pursuant to this Agreement. Any failure by Licensee to comply with any of the provisions of this SECTION 3 (including Exhibit C) shall be deemed a Material Breach and termination provisions set forth in SECTION 7 shall apply.

                3.4 INSPECTIONS. S-K or its authorized agent or representative shall have, upon reasonable written notice, the right to enter and inspect at any time during working hours the Business premises for the purpose of ascertaining that Licensee is maintaining the quality control standards in accordance with this SECTION 3 of this Agreement.

              SECTION 4 OWNERSHIP OF MARKS: INFRINGEMENT ACTIONS.

                4.1 OWNERSHIP OF MARKS. Licensee agrees that all right and title in the Marks are the exclusive property of S-K and that all use of the Marks and all goodwill connected therewith shall inure to the sole benefit of S-K. Licensee has no right, title or interest in or to any of the Marks, other than the. privilege and license during the term of this Agreement to display and use the same according to the provisions of this Agreement.

                4.2 ASSERTION OF CLAIM. Licensee now asserts no claim and will hereafter assert no claim to any goodwill, reputation or ownership of the Marks by virtue of the licensed use hereof or otherwise. Licensee agrees that at any time it will not knowingly do or knowingly permit to be done or knowingly omit to do any act in derogation of the rights of S-K in connection with the Marks or whereby any Mark may become invalidated or impaired in any way either during the term of this Agreement or thereafter. Licensee shall not do any act that uses any Marks to knowingly infringe the intellectual property rights of any other person.

                4.3 INFRINGEMENT. Each of S-K and Licensee agrees upon becoming aware thereof to promptly notify the other party in writing of (i) any conflicting uses of, or any applications or registrations to use, any mark, name symbol, device or word which would constitute an act of infringement or of unfair competition in relation to the Marks or (ii) any wrongful use or infringement of the Marks which may cause any of the Marks to become forfeited, abandoned or dedicated to the public, including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in the Trademark License Territory regarding S-K's ownership or the validity of, any of the Marks or S-K's right to register the same or to own and maintain the same.

                4.3.1 S-K shall have the first right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to any such infringement, unfair competition or wrongful use of any of the Marks by counsel of its own choice. Licensee shall fully cooperate with S-K at S-K's request in the prosecution of such action or proceeding. S-K shall reimburse Licensee for all reasonable costs incurred by Licensee in connection with -such cooperation. If S-K reasonably determines that Licensee is an indispensable party to the action, Licensee hereby consents to be joined. In such event, Licensee shall have the right to be represented in that action by counsel of its own choice and at Licensee's expense; PROVIDED, however, that Licensee may not enter into any settlement, consent judgment, other voluntary final disposition or appeal any judgment of any such action without the prior written consent of S-K, such approval not to be unreasonably withheld.

                      4.3.2 If S-K determines against bringing an action or proceeding within a period of thirty (30) days after receiving written notice from Licensee of any infringement of the Marks, Licensee shall have the right to bring and control any such action by counsel of its own choice and expense upon S-K's prior written approval, such approval not to be unreasonably withheld; PROVIDED, however, that Licensee may not enter into any settlement, consent judgment, other voluntary final disposition or appeal any judgment of any such action or proceeding without the prior written consent of S-K, such approval not to be unreasonably withheld.

                    SECTION 5 REPRESENTATIONS AND WARRANTIES.

                5.1 REPRESENTATION AND WARRANTY. S-K represents and warrants that (i) it owns or possesses adequate and enforceable licenses or other rights to license the Marks listed on Exhibit A, (ii) except as set forth in the disclosure schedules to the Contribution Agreement, to S-K's knowledge no Mark infringes upon or otherwise violates a registered trademark of any third party,
(iii) except as set forth in the disclosure schedules to the Contribution Agreement, there are no actions or proceedings pending or, to S-K's knowledge, threatened challenging, and, to S-K's knowledge, no third party is infringing or otherwise violating any Mark and (iv) it has paid and will continue to pay during the term of this Agreement all fees and take all other steps which are reasonably necessary to maintain the Marks and the A4arks which are registered pursuant to SECTION 2.3, subject to the provisions of SECTION 5.2.

                5.2 MAINTENANCE OF MARKS. S-K shall not knowingly take or omit to take any action which would subject any of the Marks listed on Exhibit A to being declared invalid or to being canceled or deemed abandoned in any jurisdiction unless

S-K has a valid business purpose to do so. In the event S-K decides to abandon or not to continue to maintain any registration of a Mark, and S-K consents to the assignment of such registration to Licensee, such consent not to be unreasonably withheld, S-K shall assign such Marks to Licensee for a nominal amount, PROVIDED, that Licensee shall bear all costs related to such assignment, including all legal, administrative and filing costs.

               SECTION 6 INDEMNIFICATION; LIMITATION OF LIABILITY.


                6.1   INDEMNIFICATION BY LICENSEE.

                      6.1.1 Licensee shall fully indemnify and hold harmless S-K and its officers, directors, shareholders, employees and agents (each, an "S-K INDEMNITEE") from any and all liability, claims, causes of action, suits, losses, damages and expenses (including reasonable attorneys' fees and expenses) (the "LOSSES") for which any S-K Indemnitee may become liable or may incur or be compelled to pay in any action or claim against any such S-K Indemnitee by reason of any acts that may be committed or suffered by Licensee or any of its affiliates, agents or employees arising from and to the extent caused by Licensee's, its sublicensees', including without limitation their respective employees, agents and representatives, use of the Marks hereunder or any breach of any covenant, agreement or obligation of Licensee contained in this Agreement, except to the extent any Losses arise from any beach of this Agreement by S-K.

                      6.1.2 Licensee shall indemnify and hold each S-K Indemnitee harmless from and against the payment of any and all personal property, sales, use, value added, excise, customs duties, and all other taxes of any kind which may be imposed, levied, assessed or charged on or against any products, materials, or services leased, subleased, sold or furnished by Licensee hereunder.

                      6.1.3 Licensee acknowledges that Licensee and its agents, employees and representatives are solely responsible to Licensee's customers for the services rendered by Licensee in carrying on the Business, and that the responsibility of Licensee toward its customers for wrongful omissions or commissions by Licensee or Its agents, employees or representatives shall remain the continuing obligation of Licensee after termination of this Agreement for any reason.

                6.2 INDEMNIFICATION BY S-K. S-K shall fully indemnify and hold harmless Licensee and its officers, directors, shareholders, employees and agents (each, a "LICENSEE INDEMNITEE") from any and all Losses for which any Licensee Indemnitee may become liable or may incur or be compelled to pay in any action or claim against any such Licensee Indemnitee by reason of any acts that may be committed or suffered by S-K or any of its affiliates (other than the Company or the Subsidiaries), agents or employees arising from and to the extent caused by S-K's, including without limitation S-K's employees, agents and representatives, use of the Marks outside of the Trademark License Territory or any breach of any covenant, agreement or obligation of S-K contained in this Agreement, except to the extent any losses arise from any breach of this Agreement by Licensee,

                6.3 LIMITATION OF LIABILITY. Except as may arise pursuant to the indemnification contained in the Contribution Agreement, neither party shall be liable for any incidental, indirect, special or consequential damages, or for lost profits, savings or revenues of any kind relating to the Marks.

                         SECTION 7 TERM AND TERMINATION

                7.1 IMMEDIATE TERMINATION. In the event that any government or any governmental authority prevents the performance by Licensee or S-K of any of their respective obligations under any portion of this Agreement, such portions thereof so affected by the intervention shall immediately terminate In such event, the remainder of the Agreement not affected by the terminated portions thereof shall remain in full force and effect.

                7.2 TERMINATION FOR MATERIAL BREACH. (a) In the event of a Material Breach by Licensee of any term of this Agreement, whether or not such Material Breach is curable and notwithstanding any obligations to cure such breach under SECTION 7.2(b), S-K shall have the right to immediately terminate this Agreement if Licensee has committed two other Material Breaches within the previous twenty-four (24) month period.

                (b) If Licensee has committed a Material Breach and if such breach is curable in the reasonable judgment of S-K, Licensee shall be required to cure such breach within thirty (30) days following receipt of written notice by S-K of the Material Breach, provided that if Licensee, in gOOD faith, begins efforts to cure such breach within such thirty days and continues to diligently do so, Licensee shall have an additional sixty (60) day period thereafter to cure such breach (the "Cure Period") and if Licensee has not cured such breach within the Cure Period, S-K shall have the right to immediately terminate this Agreement whether or not Licensee has committed ;any Material Breaches within the previous twenty-four (24) month period.

                7.3 CHANGE OF CONTROL. S-K may terminate the Agreement upon the earlier of (i) three (3) years following a Listing or any time thereafter, PROVIDED, however, at such time S-K shall provide Licensee with a two-year notice of termination or (ii) at any time S-K ceases to own, directly or indirectly, more than thirty-three percent (33%) of the voting stock of the Licensee, PROVIDED, however, in all of the foregoing events S-K shall provide Licensee with a two-year notice of termination, in which such two-year period Licensee shall systematically cease all use of the Marks and, in any event, at the end of such two-year period Licensee shall have ceased all use of the Marks.

                7.4   EFFECT OF TERMINATION.

                      7.4.1 TERMINATION OF SECTION 7.1 OR 7.2. Upon the termina-tion of any or all of the provisions of this Agreement as provided for in SECTIONS 7.1 and 7.2 above, (i) all rights granted to Licensee by S-K under this Agreement shall automatically revert to S-K, (ii) Licensee shall immediately discontinue any and all use of the rights and privileges granted to it under this Agreement, PROVIDED, however with respect to machinery and parts thereof branded with the affected Marks, Licensee shall use its reasonable, diligent efforts to replace the Marks with a mark not confusingly similar to the Marks as soon as practicable, but no later than twelve (12) months after the termination date, and shall not thereafter use the Marks or any confusingly similar marks, names or designs but excluding color schemes, and (iii) Licensee shall provide S-K with an executed certificate stating that Licensee has complied with the requirements of this SECTION 7.4.1.

                      7.4.2 TERMINATION BY SECTION 7.3. Upon the termination of the Agreement as provided in SECTION 7.3, (i) all rights granted to Licensee by S-K under this Agreement shall automatically revert to S-K, (ii) Licensee shall promptly discontinue any and all use of the rights and privileges granted to it under this Agreement as soon as practicable, but, in any event, no later than the date of such termination and shall not thereafter use the Marks or any confusingly similar marks, names or designs but excluding color schemes and
(iii) Licensee shall provide S-K with an executed certificate stating that Licensee has complied with the requirements of this SECTION 7.4.2. S-K shall reimburse Licensee up to a total of one million dollars ($1,000,000) for Licensee's reasonable costs incurred solely in connection with complying with the requirements of this SECTION 7.4.2.

                             SECTION 8 LICENSE FEES.

                8.1 LICENSE FEES. In consideration of the licenses granted by S-K under this Agreement, Licensee will pay to S-K on the date of this Agreement a license fee of(pound)9,000,000.

                           SECTION 9 CONFIDENTIALITY.

                9.1 All Confidential Information received by either party affiliates shall be protected by such party in strict confidence. Each party hereto agrees to disclose the other party's Confidential Information only to employees, directors or officers who have a need to know such information and potential successors and assigns pursuant to SECTION 10.3 and shall require any person to whom it must disclose Confidential Information to sign agreements consistent with the terms set forth herein. Neither party shall disclose the other party's Confidential information unless (i) S-K or Licensee is compelled by law or by order from a court of competent jurisdiction to do so, (ii) the Confidential Information has entered or enters the public domain through no fault of either party, (iii) the Confidential Information was already known by the receiving party before receipt from the disclosing party, or is developed independently by the receiving party without breach of this Agreement, in either case as shown by contemporaneous written records or (iv) the Confidential Information is received by the receiving pay from a third party under no confidentiality obligation. In the event that either party is compelled by law to disclose the other party's Confidential Information, to the extent permitted by law no such disclosure shall occur prior to the giving of written notice to the other party, and such other party shall be given an opportunity to contest the disclosure in a manner that does not impose liability on the party that is compelled by law. In the event that either party is compelled by law or by order of a court of competent jurisdiction to disclose the other party's Confidential Information, the part required to disclose shall only disclose the portion of the other party's Confidential Information to the extent required by law. Each party acknowledges and agrees that due to the unique nature of the Confidential Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach will result in irreparable harm to the other party, and, therefore, that the other party will be entitled to injunctive relief to prevent any breach or threatened breach of this SECTION 9 and to specific enforcement of the terms set forth herein, in addition to any other remedies at law or in equity that may be available. The obligations set forth in this Section shall survive termination of this Agreement.

                            SECTION 10 MISCELLANEOUS.

                10.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or by facsimile to the respective parties as follows:

If to Licensee, to:


                  Safety-Kleen UK Limited
                  390 London Road
                  Isleworth, Middlesex TW7 5AN
                  England
                  Attn:    Hyman Bielsky
                  Facsimile: 011-44-181-490-3856
If to S-K, to:

                  Safety-Kleen Corp.
                  1301 Gervais Street
                  Columbia, South Carolina 29201
                  Facsimile: (803) 933-4345
                  Attn: Kenneth W. Winger

         with copies to:

                  Kenneth M. Schneider, Esq.
                  Paul, Weiss, Rifkind, Wharton & Garrison
                  1285 Avenue of the Americas
                  New York, NY 10019-6064
                  Facsimile: (212) 757-3990

                  Safety-Kleen Corp.
                  1301 Gervais Street
                  Columbia, South Carolina 29201
                  Facsimile:   (803) 933-4340
                  Attn: Henry H. Taylor

or such other address or facsimile number as such party may hereafter specify for the purpose by written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if delivered in person, when such delivery is made at the address specified in this SECTION 10.1; (ii) if delivered by overnight courier, the next business day after such delivery is sent to the address specified in this SECTION 10.1; or (iii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this SECTION 10.1 and the appropriate confirmation is received.

                10.2 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

                10.3 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns PROVIDED that notwithstanding any other provision of this Agreement, (i) Licensee may grant security over or assign by way of security all or any of its rights under this Agreement for the purposes of or in connection with the financing (whether whole or in part) by Licensee of the transactions contemplated by the Contribution Agreement or any of Licensee's or its subsidiaries' working capital requirements and (ii) Licensee's liquidator or administrator, or any receiver or other person or entity appointed to enforce any of such security may enter into any other assignments or transfers of any of Licensee's rights under this Agreement.

                10.4  GOVERNING LAW.   This  Agreement  shall  be  construed  in
accordance with and governed by the law of the State of New York applicable to agreements entered into and to be performed wholly within such State.

                10.5 JURISDICTION. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement,
(b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of New York.

                10.6 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when one or more counterparts have been signed by each and all of the parties and delivered to each and all of the other parties.

                10.7  ENTIRE  AGREEMENT;  NO  THIRD  PARTY  BENEFICIARIES.  This
Agreement and the other agreements referred to herein or executed contemporaneously herewith constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

                10.8 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                10.9 TERMINATION OF PRIOR ROYALTY ARRANGEMENTS. The parties agree that the Prior Royalty Arrangements are hereby terminated and are hereof no further force and effect and the parties have no further obligations thereunder.

                10.10 EXHIBITS. Exhibit references contained in this Agreement are for convenience only and matters disclosed on any one schedule shall be deemed incorporated into each other schedule to which it would reasonably be deemed relevant as a result of a review of the description of the items set forth on the schedules to this Agreement.

                10.11 SEVERABILITY. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

                10.12 WAIVER OF A JURY TRIAL. EACH OF THE LICENSEE AND S-K HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                10.13 SURVIVAL. The terms of SECTION 4, 6, 9 AND 10 shall survive any termination of this Agreement.

                IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on this 23rd day of December, 1998.

                                        SAFETY-KLEEN SYSTEMS, INC.


                                        By:     /S/ PAUL R. HUMPHREYS
                                             --------------------------
                                             Name:  Paul R. Humphreys
                                             Title:  Senior VP and CFO




                                        SAFETY-KLEEN UK LIMITED


                                        By:     /s/ PAUL R. HUMPHREYS
                                             --------------------------
                                             Name:  Paul R. Humphreys
                                             Title:  Senior VP and CFO

                                  Appendix II
                 Attachment to the Trademark Licence Agreement

                                   EXHIBIT A
                                   ---------

                                     MARKS
                                     -----

                              See attached chart.

                             AUSTRIA - REGISTRATIONS
--------------------------------------------------------------------------------
                           FILE      EXPIRY
REG. NO.     TRADEMARK     DATE       DATE           GOODS/SERVICES
--------------------------------------------------------------------------------
128,289   SAFETY-KLEEN   11/20/89  11/30/99  Cleaning and degreasing solvent for
                                             industrial use; mechanical parts
                                             cleaning units comprising a solvent
                                             reservoir, parts sink, and a
                                             solvent circulating pump and parts
                                             of such apparatus; leasing of
                                             cleaning apparatus for cleaning
                                             mechanical parts and components and
                                             periodic renewal of solvent
                                             furnished with the apparatus;
                                             cleaning and recycling services,
                                             namely, removing, cleaning, and
                                             replacing solvent and parts washers
                                             used in service, maintenance,
                                             repair and manufacturing facilities
--------------------------------------------------------------------------------
128,290   SK LOGO        11/20/89  11/30/99  Cleaning and degreasing solvent for
                                             industrial use; mechanical parts
                                             cleaning units comprising a solvent
                                             reservoir, parts sink, and a
                                             solvent circulating pump and parts
                                             of such apparatus; leasing of
                                             cleaning apparatus for cleaning
                                             mechanical parts and components and
                                             periodic renewal of solvent
                                             furnished with the apparatus;
                                             cleaning and recycling services,
                                             namely, removing, cleaning, and
                                             replacing solvent and parts washers
                                             used in service, maintenance,
                                             repair and manufacturing facilities

--------------------------------------------------------------------------------
                         RENEWABLE EVERY TEN (10 YEARS)








Austria

                       BENELUX COUNTRIES - REGISTRATIONS
--------------------------------------------------------------------------------
                           FILE      EXPIRY
REG. NO.    TRADEMARK      DATE       DATE              GOODS/SERVICES
--------------------------------------------------------------------------------
334,880   SAFETY-KLEEN   09/18/75  09/18/05  Machines adapted to wash automotive
                                             aircraft and industrial parts
--------------------------------------------------------------------------------
490,763   SK LOGO        11/21/90  11/21/00  Cleaning and degreasing solvents
                                             industrial use; sinks; cleaning
                                             apparatus for cleaning in service,
                                             maintenance, repair and manu-
                                             facturing facilities; parts and
                                             components for cleaning units,
                                             including a solvent reservoir and a
                                             solvent circulating pump, their
                                             parts and accessories not included
                                             in other classes; leasing of clean-
                                             ing apparatus for cleaning
                                             mechanical parts and components;
                                             maintenance and repair of these
                                             apparatus, including cleaning and
                                             replacing solvent and parts
                                             washers, cleaning services;
                                             recycling services
--------------------------------------------------------------------------------









Benelux Countries

--------------------------------------------------------------------------------
490,764   SAFETY-KLEEN   11/21/90  11/21/00  Cleaning and degreasing solvents
                                             for industrial use; cleaning
                                             apparatus for cleaning in service,
                                             maintenance, repair and
                                             manufacturing facilities; leasing
                                             of cleaning apparatus for cleaning
                                             mechanical parts and components;
                                             maintenance and repair of these
                                             apparatus, including cleaning and
                                             replacing solvent and parts
                                             washers; cleaning services;
                                             recycling services
--------------------------------------------------------------------------------


                         RENEWABLE EVERY TEN (10) YEARS
                INCLUDES BELGIUM, LUXEMBOURG AND THE NETHERLANDS

                              PENDING APPLICATION

--------------------------------------------------------------------------------
Serial No.    Trademark         Filing Date          Goods/Services
--------------------------------------------------------------------------------
910,190    THE POWER OF WATER     02/12/98    Aqueous cleaning solution
--------------------------------------------------------------------------------





Benelux Countries

                             FRANCE - REGISTRATIONS

--------------------------------------------------------------------------------
                            FILE     EXPIRY
REG. NO.      TRADEMARK     DATE      DATE            GOODS/SERVICES
--------------------------------------------------------------------------------
1,321,089  SAFETY-KLEEN  09/22/75  09/22/05  Machines, in particular machines for cleaning parts of vehicles
--------------------------------------------------------------------------------
1,629,087  SAFETY-KLEEN  11/22/90  11/22/00  Cleaning and degreasing solvents for industrial use; leasing of
                                             cleaning apparatus for cleaning
                                             mechanical parts and components and
                                             periodic renewal of solvent
                                             furnished with the apparatus;
                                             cleaning and recycling services,
                                             namely, removing, cleaning and
                                             replacing solvent and parts washers
                                             used in service, maintenance,
                                             repair and manufacturing facilities
--------------------------------------------------------------------------------
1,629,088  SK LOGO       11/22/90  11/22/00  Cleaning and degreasing solvents
                                             for industrial use; leasing of
                                             cleaning apparatus for cleaning
                                             mechanical parts and components and
                                             periodic renewal of solvent
                                             furnished with the apparatus;
                                             cleaning and recycling services,
                                             namely, removing, cleaning and
                                             replacing solvent and parts washers
                                             used in service, maintenance, repar
                                             and manufacturing facilities;
                                             mechanical parts cleaning units
                                             comprising a solvent reservoir,
                                             parts sink and solvent circulating
                                             pump
--------------------------------------------------------------------------------
98/718,194 THE POWER OF  02/16/98  02/16/08  Aqueous cleaning solution
           WATER
--------------------------------------------------------------------------------
                         RENEWABLE EVERY TEN (10) YEARS



France

                            GERMANY - REGISTRATIONS

--------------------------------------------------------------------------------
                            FILE    EXPIRY
REG. NO.      TRADEMARK     DATE     DATE              GOODS/SERVICES
--------------------------------------------------------------------------------
965,607    SAFETY-KLEEN  10/09/75  10/09/05  Washing apparatus, especially for machines and vehicle pats; parts of
                                             aforementioned washing apparatus
--------------------------------------------------------------------------------
971,195    SK LOGO       09/14/76  09/14/06  Washing apparatus, especially for
                                             machines and vehicle pats; parts of
                                             aforementioned washing apparatus
--------------------------------------------------------------------------------
1,032,615  SK LOGO       07/08/81  07/08/01  Renting and leasing of cleaning and
                                             washing apparatus, especially for
                                             machine parts and vehicle parts;
                                             installation, repair and
                                             maintenance of cleaning and washing
                                             apparatus; cleaning and recycling
                                             of used cleaning agents and
                                             solvents for re-use in cleaning and
                                             washing apparatus
--------------------------------------------------------------------------------
2,027,900  SK LOGO       11/12/90  11/30/00  Chemical products for industrial
                                             purposes, particularly solvents for
                                             cleaning and/or degreasing
                                             purposes; removing, cleaning and
                                             recycling of cleaning agents and
                                             solvents used in cleaners and
                                             washers for mechanical parts;
                                             renting and leasing of cleaners for
                                             mechanical parts as well as
                                             periodic renewal of cleaning agents
                                             and solvents used in cleaners
--------------------------------------------------------------------------------





Germany

--------------------------------------------------------------------------------
2,029,187  SAFETY-KLEEN  11/12/90  11/30/00  Chemical products for industrial purposes, particularly solvents for
                                             cleaning and/or degreasing
                                             purposes; removing cleaning and
                                             recycling of cleaning agents and
                                             solvents used in cleaners and
                                             washers for mechanical parts
--------------------------------------------------------------------------------
2,092,791  WE CARE &     12/13/93  12/31/03  Promoting public awareness, in
           DESIGN                            particular making people aware of
                                             the need for recycling petroleum
                                             products as well as consultation
                                             relating to the recycling of
                                             petroleum products
--------------------------------------------------------------------------------
                RENEWABLE EVERY TEN (10) YEARS FROM FILING DATE




Germany

                             ITALY - REGISTRATIONS

--------------------------------------------------------------------------------
                            FILE     EXPIRY
REG. NO.      TRADEMARK      DATE      DATE            GOODS/SERVICES
--------------------------------------------------------------------------------
435,875    SAFETY-KLEEN  08/25/83  08/25/03  Devices for washing parts, namely automotive, aircraft, or industrial
                                             machine parts washing devices
--------------------------------------------------------------------------------
603,612    SK LOGO       12/13/90  12/13/00  Cleaning and degreasing solvents
                                             for industrial use; leasing of
                                             cleaning apparatus for cleaning
                                             mechanical parts and components and
                                             periodic renewal of solvent
                                             furnished with the apparatus;
                                             cleaning and recycling services,
                                             namely, removing, cleaning and
                                             replacing solvent and parts washers
                                             used in service, maintenance, repar
                                             and manufacturing facilities;
                                             mechanical parts cleaning units
                                             comprising a solvent reservoir,
                                             parts sink and solvent circulating
                                             pump and parts of such apparatus
--------------------------------------------------------------------------------
603,613    SAFETY-KLEEN   12/13/90  12/13/00 Cleaning and degreasing solvents
                                             for industrial use; leasing of
                                             cleaning apparatus for cleaning
                                             mechanical parts and components and
                                             periodic renewal of solvent
                                             furnished with the apparatus;
                                             cleaning and recycling services,
                                             namely, removing, cleaning and
                                             replacing solvent and parts washers
                                             used in service, maintenance, repar
                                             and manufacturing facilities;
--------------------------------------------------------------------------------





Italy

--------------------------------------------------------------------------------
686,218    WE CARE &     11/19/93  11/19/13  Promoting public awareness of the
           DESIGN                            need for responsible recycling of
                                             petroleum products and consultation
                                             relating thereto.
--------------------------------------------------------------------------------

           RENEWABLE EVERY TWENTY (20) YEARS FROM THE DATE OF FILING

                             PENDING APPLICATION

--------------------------------------------------------------------------------
Serial No.         Trademark      Filing Date        Goods/Services
--------------------------------------------------------------------------------
TO98C000743    THE POWER OF WATER  03/06/98  Aqueous cleaning solution
--------------------------------------------------------------------------------






Italy

                            PORTUGAL - REGISTRATIONS


--------------------------------------------------------------------------------
                            ISSUE    EXPIRY
REG. NO.      TRADEMARK     DATE      DATE              GOODS/SERVICES
--------------------------------------------------------------------------------
233,421    SAFETY-KLEEN  08/21/91  08/21/01  Cleaning and degreasing solvent for industrial use
--------------------------------------------------------------------------------
233,422    SAFETY-KLEEN  08/21/91  08/21/01  Mechanical parts cleaning units comprising a solvent reservoir, a
                                             parts sink, and a solvent
                                             circulating pump, and parts of such
                                             apparatus
--------------------------------------------------------------------------------
233,423    SAFETY-KLEEN  08/21/91  08/21/09  Leasing of cleaning apparatus for cleaning mechanical parts and
                                             components, and periodic renewal of
                                             solvent furnished with apparatus
--------------------------------------------------------------------------------
262,404    SK LOGO       08/20/92  08/20/02  Cleaning and degreasing solvent for
                                             industrial use
--------------------------------------------------------------------------------
262,405    SK LOGO       08/20/92  08/20/02  Mechanical parts cleaning units
                                             comprising a solvent reservoir, a
                                             parts sink, and a solvent
                                             circulating pump, and parts of such
                                             apparatus
--------------------------------------------------------------------------------
262,406    SK LOGO       02/20/92  08/20/02  Leasing of cleaning apparatus for
                                             cleaning mechanical parts and
                                             components, and periodic renewal of
                                             solvent furnished with apparatus
--------------------------------------------------------------------------------
268,675    SK LOGO       01/06/92  01/06/03  Cleaning and recycling services,
                                             namely, removing, cleaning and
                                             replacing solvent and parts washers
                                             using service, maintenance, repair
                                             and manufacturing facilities
--------------------------------------------------------------------------------




Portugal

--------------------------------------------------------------------------------
273,094    SAFETY-KLEEN  03/26/93  03/26/03  Cleaning and recycling services, namely, removing, cleaning and
                                             replacing solvent and parts washers
                                             using service, maintenance, repair
                                             and manufacturing facilities
--------------------------------------------------------------------------------
          RENEWABLE EVERY TEN (10) YEARS FROM THE DATE OF REGISTRATION






Portugal

                             SPAIN - REGISTRATIONS


--------------------------------------------------------------------------------
                           ISSUE     EXPIRY
REG. NO.     TRADEMARK     DATE       DATE           GOODS/SERVICES
--------------------------------------------------------------------------------
1,115,714  SAFETY-KLEEN  10/05/87  10/05/07  Mechanical parts cleaning units comprising a solvent reservoir, a
                                             parts sink, and a solvent
                                             circulating pump, and parts of such
                                             apparatus
--------------------------------------------------------------------------------
1,115,715  SAFETY-KLEEN  03/17/86  03/17/06  Leasing of cleaning apparatus for cleaning mechanical parts and
                                             components, and periodic renewal of
                                             solvent furnished with apparatus
--------------------------------------------------------------------------------
1,115,716  SAFETY-KLEEN  10/20/87  10/20/07  Cleaning and degreasing prepara-
                                             tions for industrial use
--------------------------------------------------------------------------------
1,605,914  SK LOGO       12/13/90  12/13/00  Leasing of cleaning apparatus for
                         (Filing             cleaning mechanical parts and
                          date)              components, and periodic renewal of
                                             solvent furnished with apparatus
--------------------------------------------------------------------------------
1,605,915  SK LOGO       12/13/90  12/13/00  Cleaning and recycling services,
                         (Filing             namely, removing, cleaning and
                          date)              replacing solvent and parts washers
                                             using service, maintenance, repair
                                             and manufacturing facilities
--------------------------------------------------------------------------------
1,793,171  WE CARE LOGO  12/03/93  12/13/03  Advertising and publicity services
                         (Filing             regarding the services listed in
                          Date)              Spanish Trademarks Nos. 1,115,714/
                                             715/716 and 1,605,916
--------------------------------------------------------------------------------



Spain

--------------------------------------------------------------------------------
2,059,514  SK LOGO       11/22/96  11/22/06  Cleaning and degreasing prepara-
                                             tions for industrial use
--------------------------------------------------------------------------------
2,059,515  SAFETY-KLEEN  11/22/96  11/22/06  Material treatment services, especially cleaning and recycling
                                             service of solvent of cleaning
                                             apparatus
--------------------------------------------------------------------------------

    REGISTRATIONS ISSUED BEFORE MAY 12, 1989 HAVE A TERM OF TWENTY (20) YEARS FROM THE ISSUE DATE, NOW RENEWABLE EVERY TEN (10) YEARS COUNTED FROM THE
                                   FILING DATE

                 APPLICATIONS FILED OR GRANTED AFTER 05/12/89 -
             RENEWABLE EVERY TEN (10) YEARS FROM THE DATE OF FILING


                          SPAIN - PENDING APPLICATIONS

--------------------------------------------------------------------------------
SERIAL NO.     MARK           FILE DATE                   GOODS/SERVICES
--------------------------------------------------------------------------------
1,605,913  SK LOGO            12/13/90       Machines and machine tools, namely,
                                             cleaning machines
--------------------------------------------------------------------------------
2,148,516  THE POWER OF       03/09/98       Aqueous cleaning solutions
           WATER
--------------------------------------------------------------------------------






Spain

                         UNITED KINGDOM - REGISTRATIONS

--------------------------------------------------------------------------------
                            FILE     EXPIRY
REG. NO.     TRADEMARK      DATE      DATE             GOODS/SERVICES
--------------------------------------------------------------------------------
1,225,688  SK LOGO       09/01/84  09/01/05  Solvents for use in the cleaning of
                                             machines; cleaning preparations;
                                             degreasing preparations (not for
                                             use in industrial or manufacturing
                                             processes)
--------------------------------------------------------------------------------
1,225,689  SK LOGO       09/01/84  09/01/05  Industrial cleaning machines (other
                                             than vacuum cleaners); oil filters
                                             for engines; parts and fittings
                                             included in Class 7 for all the
                                             aforesaid goods
--------------------------------------------------------------------------------
1,274,974  SK LOGO       10/01/86  10/01/07  Cleaning services, washing services
                                             and maintenance services all for
                                             vehicles parts, mechanical parts,
                                             pads used in vehicle pain
                                             refinishing and for filters used in
                                             restaurant kitchen installations;
                                             rental of cleaning apparatus,
                                             refurbishment of vehicles; all
                                             included in Class 37
--------------------------------------------------------------------------------
1,288,712  SK LOGO       10/01/86  10/01/07  Services included in Class 40 for
                                             the recycling of solvents and for
                                             the treatment and purification of
                                             liquids
--------------------------------------------------------------------------------



United Kingdom

--------------------------------------------------------------------------------
 1,225,686 SAFETY-KLEEN  9/01/84   09/01/05  Solvents for use in the cleaning of
           & SK LOGO                         machines; cleaning preparations;
                                             degreasing preparations (not for
                                             use in industrial or manufacturing
                                             processes)
--------------------------------------------------------------------------------
1,225,687  SAFETY-KLEEN  09/01/84  09/01/05  Industrial cleaning machines (other
            & SK LOGO                        than vacuum cleanrs); oil filters
                                             for engines; parts and fittings
                                             included in Class 7 for all the
                                             aforesaid goods
--------------------------------------------------------------------------------
1,274,975  SAFETY-KLEEN  10/01/86  10/01/07  Cleaning services, washing services
           & SK LOGO                         maintenance services, all for
                                             vehicles parts, mechanical parts,
                                             pads used in vehicle paint re-
                                             finishing, and for filters used in
                                             restaurant kitchen installations;
                                             rental of cleaning apparatus,
                                             refurbishment of vehicles
--------------------------------------------------------------------------------
1,288,711  SAFETY-KLEEN  10/01/86  10/01/07  Recycling of solvents; treatment
           & SK LOGO                         and purification of liquids
--------------------------------------------------------------------------------
1,472,921  SAFETY-KLEEN  08/09/91  08/09/08  Solvents for use in the cleaning of
           (Stylized)                        machines; cleaning preparations;
                                             degreasing preparations
--------------------------------------------------------------------------------
1,472,922  SAFETY-KLEEN   08/09/91  08/09/08 Industrial cleaning machines; oil
           (Stylized)                        filters for engines; parts and
                                             fittings for all the aforesaid
                                             goods.
--------------------------------------------------------------------------------
1,472,923  SAFETY-KLEEN  08/09/91  08/09/08  Cleaning, washing, and maintenance
           (Stylized)                        of vehicle parts, mechanical parts,
                                             pads used in vehicle paint re-
                                             finishing and of filters used in
                                             restaurant kitchen installations;
                                             rental of cleaning apparatus;
                                             refurbishment of vehicles
--------------------------------------------------------------------------------




United Kingdom

--------------------------------------------------------------------------------
1,472,924  SAFETY-KLEEN  08/09/91  08/09/08  Recycling of solvents; treatment
           (Stylized)                        and purification of liquids
--------------------------------------------------------------------------------

              FIRST TERM - SEVEN (7) YEARS FROM THE DATE OF FILING
                     SUBSEQUENT TERM - FOURTEEN (14) YEARS







United Kingdom

Unregistered  trademarks in the  countries  constituting  the Trademark  License
Territory:

WE CARE

The Power of Water

                                   EXHIBIT B

                          TRADEMARK LICENSE TERRITORY

    Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, The Netherlands, Portugal, Spain, Sweden, United Kingdom, Poland, the Czech Republic, Hungary, Switzerland, Norway, Turkey, Slovakia, Iceland and any dependent territories of the foregoing countries which are located on the continent of Europe.

                                   EXHIBIT C

                              STANDARDS OF QUALITY

               The current and existing operating procedures and trademark usage standards practiced by the European subsidiaries of S-K immediately prior to the Effective Date, PROVIDED that, at a minimum, these procedures and standards shall include, but are not limited to, Licensee's reasonable, diligent efforts to conduct the Business in strict compliance with the Corporate Identity Program (attached as Attachment C).

                           CORPORATE IDENTITY PROGRAM

                                  ATTACHMENT C








                              [SAFETY-KLEEN LOGO]

                              AN IMPORTANT MESSAGE
                           ON THE CORPORATE IDENTITY
                               AND TRADEMARKS OF
                               SAFETY-KLEEN CORP.

One of the most important assets of         The logo forms a letter "S" with a
Safety-Kleen Corp. is its name and logo,    small "k".  The logo is suggestive
and the image that is created by them to    of our company's initials "SK".
our customers and the general public.       The company name - Safety-Kleen -
Our name and logo become the indentity      in the  unique  corporate logotype,
and trademark of the whole organization.    is an integral part of the logo and
                                            must always appear below the logo.
As we grow, it is important to establish    Under no circumstances should the
and maintain a uniform corporate identity.  word Safety-Kleen, or the "S" and
It is critical to our success to create     small "k" appear alone (SEE INSIDE).
a single impression of a strong, co-
ordinated organization standing behind      Since the ultimate goal is to have
each of our diverse services, products      the logo become synonymous with our
and branches.                               company name, it is vital that the
                                            logo be reproduced precisely and in
Our logo does that.  It bears the good-     proper relationship each time it is
will of our company, and often comes to     issued. Proper implementation of the
embody greater and greater value            logo is as important as how often it
accumulated over time.                      is seen.

This is why visual communications-          That's why we ask your help in
both inside and outside the corporation-    protecting the legal status of our
is one of the most significant ways by      logo, trademarks and brands (like WE
which this impression can be developed.     CARE(R)) by adhering to the
Therefore, consistent use of the Safety-    guidelines summarized in this
Kleen logo is essential to creating and     brochure.
sustaining a positive impression.
Proper use assures continued viability      The WE CARE symbol, for example, is
and marketing value.                        a separate symbol that must not be
                                            altered in any way. Nor must it be
The Safety-Kleen logo provides the basic    used in place of the Safety-Kleen
focal point around which a strong visual    logo. The following rules help
identity is being developed for our         ensure proper presentations of our
entire organization.  The logo is a         company and its individual brands.
graphic design element, so it possesses
all of the criteria a good logo in          Within, we offer a brief explanation
today's business world demands.             of the Safety-Kleen Corporate
Preserving its integrity is in your own     Identity Program you can follow. For
business interests; the logo helps you      usage outside of what is covered
convey your own concern for consistent      here, please obtain written approval
quality and value.                          from the Manager-Advertising &
                                            Promotions.

                                 CORPORATE LOGO


The two elements that comprise the company
logo - the letter "S" with the small "k"
(SK) and the name Safety-Kleen - bear a
relationship to each other and must remain         [LARGE SAFETY-KLEEN LOGO]
always as shown in this brochure.  The
space surrounding the log is also an integral     PANTONE 032 RED/BLACK LOGO
part of its design and should remain void of             ON CENTER
any elements that would obstruct the logo.

The word "Safety-Kleen" appears in a unique, hand-drawn typeface when it is used as part of the logo. No other typeface should be substituted for it when used with the logo.

Whenever possible, use a size as represented on the chart. It is important to note that the large logo is not simply a blow-up of a smaller one. The proportions change slightly to assume uniform optical image.

If you need a larger logo than shown, blow up
the largest on the sheet and adjust the "Safety-
Kleen" so that a vertical line bisecting the
hyphen touches the tip of the arrow.               [SMALLER "S" LOGO IN CIRCLE
                                                   WITH DIAGONAL LINE THROUGH
The following are general rules that have been     THE "S"]
created for the use of the logo that will help maintain our identity.

*   Never use the "sk" alone without the word     [CIRCLE WITH NAME "SAFETY-
    "Safety-Kleen(R)" in the unique corporate     KLEEN(R) THROUGH CIRCLE AND
    logotype.                                     DIAGONAL LINE THROUGH NAME]



*   The word "Safety-Kleen(R)" must never
    be used alone in the unique corporate
    logotype.



*   If you have occasion to use the
    company name without the logo (such
    as in text, or on a sign perhaps),
    always use the approved                         SAFETY-KLEEN
    typeface, HELVETICA ULTRA CONDENSED       HELVETICA ULTRA CONDENSED -
    (see example).                              USED IN COPY SITUATIONS


---------------------------------------     ------------------------------------
EXCEPTION:                                  IMPORTANT:
---------------------------------------     ------------------------------------
The use of the Safety-Kleen logo on our     A registration mark (R) must be used
uniform is a pre-approved exception for     appropriately in the name and is an
these rules.  Permission from the           integral part of the image. A repro-
Manager-Advertising & Promotions must       duction sheet is provided as part of
be obtained for usage outside the rules     this brochure on the left.
of this brochure.

The top of this page has copies of 13 Safety-Kleen logos in various sizes.

--------------------------------------------------------------------------------
     IMPORTANT: Please refer to specific color usage and guidelines for our logos in this brochure.
--------------------------------------------------------------------------------

      The bottom half of this page has 5 WE CARE logos in various sizes with copyright information.

-------------------------------------
COLOR
-------------------------------------
The corporate colors are black and red            [This column has 4 Safety-
and act as unifying elements in the                Kleen logos in boxes in
Safety-Kleen identity program.  The red            various color combinations
is specified as PANTONE 032 for printing.          as follows:
Black is specified as "black."

Black is assigned to the top half of the
"S" and red to the bottom half as shown         PROPER SPECIFICATION OF OUR LOGO
the right.
                                                SOLID ONE COLOR OR SOLID BLACK
Use of the corporate color is not
intended to restrict using other colors         REVERSED OUT WHITE FROM
in promotional materials.  When used on         BACKGROUND
white, simply follow the prescribed
procedures for black/red combination            BLACK OVERPRINT IN COLOR
in the logo as outlined above.  The logo        BACKGROUND]
may also be one solid color on a white
page when using a one-color format. The logo can also be entirely black where called for within the design.

When used over colors, the logo should
be given special consideration to assure proper presentation. For example, when used over color(s), the logo can be reversed out of the color(s), or coordi-nated to the color scheme of the piece if the color is light in value, the logo may be printed over the color in black ink (see examples on right).

 -----------------------------------------
  Signage for trucks use red and black
  rectangles as background colors and
  therefore the logo must reverse out of
  these colors.  Another approved
  variation is PANTONE(R) 199 (yellow)
  as part of the rectangles

     [two pictures of logo as
      described above]
------------------------------------------

BRAND NAMES AND TRADEMARKS                        [This column contains
                                                   various colors of WE CARE
A brand name is an important asset of              logos in a box as follows:
the company.  Currently, Safety-Kleen uses
various trademarks such as AquaWorks(TM) or       SOLID BLACK
brands like WE CARE(R) to signify our
commitment to our industry and to our             110 OR 65 LINE SCREEN
customers.  AquaWorks(TM), for example,           WHITE TRAP IF USED ON A
is the registered trademark of our aqueous        BACKGROUND
solvent.  AquaWorks(TM) must always be used
as shown here, in upper and lower case.            SPOT OR PROCESS COLOR
                                                  SEE INSTRUCTIONS ON LEFT
The WE CARE symbol must not be changed under      FOR SPECS
any circumstances.  Like our logo, it is a
unique presentation and asset, and must be        SPOT OR PROCESS COLOR
guarded carefully by proper, consistant usage.     USED WITH WHITE TRAP]
As previously mentioned, the WE CARE symbol does NOT take the place of the Safety-Kleen logo.

--------------------------------------------
WE CARE(R) USAGE RULES
--------------------------------------------
* The WE CARE symbol can be printed in black ink

* The WE CARE symbol, where appropriate, can be printed using a 110 line screen or a 65 line screen of black ink as shown at right.

* Where appropriate, the WE CARE symbol can be printed in 4 color process: Green (60 Cyan, 51 Yellow); Blue (72 Cyan); Red (87 Yellow,
  91 Magenta). For PANTONE(R) variations, use the following: 346 for GREEN, 2985 for Blue and 032 for Red. When using 4 color, follow the rules of the Safety-Kleen symbol and logotype for color, making sure that there is white around the border of the WE CARE symbol. White must be printed as a border if the symbol is used on a color other than white.

* When using WE CARE in text, be sure it is in upper case at all times, and it carries the registration (R) mark the first time it appears.

  If there is any uncertainty with usage of the Safety-Kleen logo, please contact the Manager-Advertising & Promotions.

[SAFETY-KLEEN  100 N. Randall Road
 LOGO]         Elgin, Illinois 60123
               847/697-8460

                                   EXHIBIT D

                                  SUBSIDIARIES

--------------------------------------------------------------------------------
SUBSIDIARY                                   JURISDICTION OF
                                             INCORPORATION
--------------------------------------------------------------------------------
Ilium (Netherlands B.V.                      Netherlands
--------------------------------------------------------------------------------
Safety-Kleen Belgium S.A.                    Belgium
--------------------------------------------------------------------------------
Safety-Kleen Beteiligung GmbH                Germany
--------------------------------------------------------------------------------
Safety-Kleen France S.A.                     France
--------------------------------------------------------------------------------
Safety-Kleen Grundbesitz GmbH                Germany
--------------------------------------------------------------------------------
Safety-Kleen Ireland Limited                 Ireland
--------------------------------------------------------------------------------
Safety-Kleen Italia S.p.A.                   Italy
--------------------------------------------------------------------------------
Safety-Kleen U.K. Ltd.                       United Kingdom
--------------------------------------------------------------------------------
Safety-Kleen Europe Limited                  United Kingdom
--------------------------------------------------------------------------------
Wastebrass Limited                           United Kingdom
--------------------------------------------------------------------------------
Totalinner Limited                           United Kingdom
--------------------------------------------------------------------------------
Safety-Kleen Deutschland GmbH                Germany
--------------------------------------------------------------------------------
Safety-Kleen Espana, S.A.                    Spain
--------------------------------------------------------------------------------
Orm Bergold Chemie GmbH & Co.                Germany
--------------------------------------------------------------------------------
Orm-Chemie GmbH                              Germany
--------------------------------------------------------------------------------

                                  [LETTERHEAD]





Safety-Kleen Corp.
1301 Gervais Street
Columbia, South Carolina 29201


11 August 2000

Gentlemen:

QUALITY ISSUES

We refer to the trade mark assignment deed (the "ASSIGNMENT") between Safety-Kleen Corp., Safety-Kleen Systems, Inc., and Safety-Kleen UK Limited dated the same date as this letter (this "LETTER"). All capitalised terms used in this Letter shall have the meaning given to them in the Assignment unless otherwise indicated by this Letter.

We acknowledge your interests in preserving the goodwill, quality and reputation of those trade marks (both registered and unregistered and any applications for registration therefor), trade names, logos and trade dress of which you currently are the proprietor ("YOUR MARKS"). Likewise, you acknowledge our reciprocal interests in preserving the goodwill, quality and reputation of the TRADE MARKS and the OTHER MARKS (as defined in the Assignment).

Therefore:

1. we undertake to you that our use and the use of our affiliates and licensees of the Trade Marks and the Other Marks and the products and services offered under them; and

2. you undertake to us that your use and the use of your affiliates and licensees of Your Marks and the products and services offered under them,

shall be subject to such standards of quality at least equal to those met or required to be met by you immediately prior to the date of the Assignment as indicated by those set out in the Corporate Identity Program attached to this Letter or at any time as may be required by law. For the avoidance of doubt, it will not be considered a breach of this undertaking if such use of the Trade Marks, the Other Marks or Your Marks (as the case may be) is reasonably varied or modified to take into account business developments, marketing issues or material competitive pressures.

In addition:

1. we acknowledge that all right, title and interest in and to Your Marks in all territories outside the Territory are the exclusive property of you and/or your licensees; and

2. you acknowledge that all right, title and interest in and to the Trade Marks and the Other Marks in the Territory are our exclusive property and/or that of our licensees.



15:02\3 August 2000\PXD\1821670.01

For so long as you are using Your Marks in any jurisdictions outside the Territory, we undertake that we will not use or apply to register any trade marks, trade names, logos and trade dress which are identical or similar to Your Marks in any jurisdictions outside the Territory (whether or not you or your affiliates or licensees are using such trade marks, trade names, logos and trade dress in those jurisdictions).

In the event of a material breach of any of the undertakings set out above, the party which has suffered the breach (the "INITIATING PARTY") shall serve a written notice on the other party (the "BREACHING PARTY") requiring it to remedy the breach within 30 days of the date of that notice and giving reasonably complete details of the breach in question if such breach is capable of being cured. If the Breaching Party falls to remedy the breach in question within that 30 day period, the Initiating Party may sue the Breaching Party for any loss or damage suffered as a result of that breach, including loss of profits, or injunctive relief. We both agree that the foregoing remedies shall be the only remedies available to the Initiating Party as a result of a breach of any of the undertakings set out above.

We also agree to notify you in writing as soon as possible upon becoming aware of any infringement or improper use of Your Marks and likewise you agree to notify us in writing as soon as possible upon becoming aware of any infringement or improper use of the Trade Marks or the Other Marks. Subject to the remainder of this paragraph, where one of us reasonably requests assistance (the "REQUESTING PARTY") from the other (the "ASSISTING PARTY") in bringing any actions, claims or proceedings in relation to any such infringement or improper use (including being joined as a party to any such action, claim or proceeding), the assisting party shall give all reasonable assistance as the requesting party may require. The requesting party shall at all times reimburse the assisting party for all reasonable costs and expenses incurred by it in providing the assistance. If joined in any action, the assisting party shall not enter into any settlement, consent judgement or other final disposition or appeal any judgement in relation thereto without the prior written consent of the requesting party (such consent not to be unreasonably withheld or delayed).

All notices, requests or other communications to any party under this Letter shall be in writing and shall be delivered personally or sent by pre-paid first class post (air mail if posted to or from a place outside the United Kingdom) to the address of each party stated above or sent by fax, in the case of us to [Safety-Kleen UK Limited, Safety-Kleen House, 390 London Road, Isleworth, Middlesex TW75AN] and in the case of you, to Safety-Kleen Corp., 1301 Gervais Street, Columbia, South Carolina, 2920 1, in each case marked for the attention of the [Company Secretary].

Either party may assign this letter or any of its rights, duties or obligations hereunder at any time, by operation of law or otherwise. The provisions of this Letter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and permitted assigns.

This Letter shall be governed by and interpreted in accordance with the laws of the State of New York without reference to principles of conflicts of laws. Each of the parties hereto (a) consents to submit itself to the personal Jurisdiction of any federal court located in the State of New York or any New York state court in the event any dispute arises out of this Letter or any of the transactions contemplated by this Letter (provided, that this clause shall not affect the agreement between the parties hereto with respect to the governing law of the terms of the Assignment), (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of New York.

                                        2
[New York #785432 v2]

Please acknowledge your acceptance of the above terms by signing and returning the attached copy of this Letter.

Yours sincerely


        /s/ Hyman Bielsky
----------------------------------------
Signed for and on behalf of SAFETY-KLEEN
UK LIMITED


        /s/ Henry H. Taylor  Secretary
----------------------------------------
Signed for and on behalf of SAFETY-KLEEN
CORP



15:02\3 August 2000\PXD\1821670.01
                                        3